UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Ekso Bionics Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EKSO BIONICS HOLDINGS, INC.
1414 Harbour Way South, Suite 1201
Richmond, California 94804

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2015

NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Stockholders (the “Meeting”) of Ekso Bionics Holdings, Inc., a Nevada corporation (the “Company”), will be held at the offices of the Company at 1414 Harbour Way South, Suite 1201, Richmond, California 94804 on June 10, 2015 at 8:30 a.m., local time, for the purpose of considering and voting upon the following matters:

1.	To elect seven members of our Board of Directors to serve until the annual meeting of stockholders to be held in 2016 and until their respective successors are elected and qualified;
2.	To approve and ratify the Amended and Restated 2014 Equity Incentive Plan;
3.	To ratify the appointment of OUM & Co., LLP as the Company’s independent auditors for the year ending December 31, 2015; and
4.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 28, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

If you would like to attend the Meeting and your shares are held by a broker, bank or other nominee, you must bring to the Meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of such shares. You must also bring a form of personal identification. In order to vote your shares at the Meeting, you must obtain from the nominee a proxy issued in your name.

Whether or not you plan to attend the Meeting, we urge you to promptly sign, date and mail the enclosed proxy card. A return envelope, which requires no postage if mailed in the United States, is enclosed for that purpose.

By Order of the Board of Directors,

Nathan Harding
Chief Executive Officer

Richmond, California
May 11, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2015: THE PROXY STATEMENT AND THE 2014 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT HTTP://EKSOBIONICS.INVESTORROOM.COM/.

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EKSO BIONICS HOLDINGS, INC.
1414 Harbour Way South, Suite 1201
Richmond, California 94804

PROXY STATEMENT
2015 Annual Meeting of Stockholders
To Be Held On June 10, 2015

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ekso Bionics Holdings, Inc., a Nevada corporation (the “Company”), for use at the 2015 Annual Meeting of Stockholders to be held on June 10, 2015, at 8:30a.m., local time, at the offices of the Company at 1414 Harbour Way South, Suite 1201, Richmond, California, and at any adjournment or postponement thereof (the “Meeting”). The Notice of Meeting, this Proxy Statement, the Company’s Annual Report to Stockholders for the year ended December 31, 2014 and the enclosed proxy card are being mailed to stockholders on or about May 8, 2015.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the Meeting?

At the Meeting, our stockholders will consider and vote upon the following matters:

1.	To elect seven members of our Board of Directors to serve until the annual meeting of stockholders to be held in 2016 and until their respective successors are elected and qualified;
2.	To approve and ratify the Amended and Restated 2014 Equity Incentive Plan;
3.	To ratify the appointment of OUM & Co., LLP as the Company’s independent auditors for the year ending December 31, 2015; and
4.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Members of our Board of Directors and management and representatives of OUM & Co., LLP, our independent registered public accounting firm, will be present at the Meeting to respond to appropriate questions from stockholders.

Who is entitled to vote at the Meeting?

Only stockholders of record at the close of business on the record date, April 28, 2015, are entitled to notice of and to vote at the Meeting. As of the record date, there were issued and outstanding and entitled to vote 102,064,820 shares of common stock, $0.001 par value per share. Each share of common stock entitles the record holder to one vote on each matter.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank or brokerage firm, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, your bank, brokerage firm or other nominee (the record holder of your shares) forwarded these proxy materials, along with a voting instruction card, to you. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares with respect to “discretionary” items, but it will not be permitted to vote your shares with respect to “non-discretionary” items. In the case of a non-discretionary item, if you do not provide your broker or nominee with voting instructions, your shares will be considered “broker non-votes” on that proposal. Please note that brokers and other nominees holding shares beneficially owned by their clients may not cast votes with respect to the election of directors or approval and ratification of the proposed Amended and Restated 2014 Equity Incentive Plan unless they have received voting instructions from their clients. If you are a beneficial owner, it is important that you provide instructions to your bank, broker or other holder of record so that your votes on the election of directors and the approval and ratification of the proposed Amended and Restated 2014 Equity Incentive Plan are counted.

As the beneficial owner of shares, you are invited to attend the Meeting. However, if you wish to attend the Meeting, please bring to the Meeting your bank or brokerage statement or a letter from your nominee evidencing your beneficial ownership of our stock and a form of personal identification. If you are a beneficial owner, you may not vote your shares in person at the Meeting unless you obtain from the record holder a proxy issued in your name.

Who can attend the Meeting?

All of our stockholders as of the record date may attend the Meeting.

Can I find out who the stockholders are?

A list of stockholders will be available for examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours for ten days prior to the Meeting at the office of the Secretary of the Company at the above address, and at the time and place of the Meeting.

How many shares must be present to hold the Meeting?

A quorum must be present at the Meeting for any business to be conducted. Stockholders representing a majority of the votes entitled to be cast at the Meeting will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the Meeting.

How do I vote?

If you are a registered stockholder, meaning that you hold your shares in certificate form or through an account with our transfer agent, Vstock Transfer, LLC, and you wish to vote prior to the Meeting, you may vote over the Internet, by mail or in person at the Meeting:

•	Vote by Internet. You can vote via the Internet by following the instructions on your proxy card. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on Tuesday, June 9, 2015. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to vote in person or return a proxy card.
•	Vote by Mail. You can vote by mail by properly completing, signing and returning the accompanying proxy card in the enclosed envelope.
•	Vote in Person at the Meeting. You can vote in person by attending the Meeting and delivering your completed proxy card in person.

If your shares are held in street name, your bank or brokerage firm forwarded these proxy materials, as well as a voting instruction card, to you. Please follow the instructions on the voting instruction card to vote your shares.

What if I do not specify how my shares are to be voted?

If you are a registered stockholder and you submit a proxy but do not provide any voting instructions, your shares will be voted in accordance with the recommendations of our Board of Directors. If you hold your shares in street name and do not instruct your bank or brokerage firm how to vote your shares, it may vote your shares as it chooses with respect to discretionary items. It will not be able to vote your shares with respect to non-discretionary items, and consequently your shares will be considered broker non-votes on non-discretionary proposals.

Can I change my vote after I submit my proxy?

Yes, you may revoke your proxy and change your vote by properly completing and signing another proxy card with a later date and returning the proxy card prior to the Meeting, by giving written notice of such revocation to the Secretary of the Company prior to or at the Meeting or by voting in person at the Meeting, or by a request at the Meeting that the proxy be revoked. Your attendance at the Meeting itself will not revoke your proxy unless you give affirmative notice of revocation to the Secretary that you intend to revoke the proxy and vote in person.

If you hold your shares in “street name” and have instructed your broker, bank or other agent to vote your shares for you, you must follow directions received from your broker, bank or other agent to change those instructions.

How does the Board of Directors recommend I vote on the proposals?

Our Board of Directors recommends that you vote:

•	FOR the election of each of the nominees for director;
•	FOR the approval and ratification of the Amended and Restated 2014 Equity Incentive Plan; and
•	FOR the ratification of OUM & Co., LLP as the Company’s independent auditors for the year ending December 31, 2015.

Will any other business be conducted at the Meeting?

We know of no other business that will be presented at the Meeting. However, if any other matter properly comes before the stockholders for a vote at the Meeting, the proxy holders will vote your shares in accordance with their best judgment.

What votes are necessary to approve each of the proposals?

Election of Directors.  The affirmative vote of a plurality of the votes cast by the holders of common stock is required to elect the nominees for director. If you vote “Withhold” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum. Directions to “Withhold” and broker non-votes will have no effect on the outcome of this proposal.

Approval and Ratification of the Amended and Restated 2014 Equity Incentive Plan.  The affirmative vote of a majority of the votes cast on the matter by the holders of common stock is required to approve and ratify the Amended and Restated 2014 Equity Incentive Plan. For this vote, abstentions and broker non-votes will not be counted as votes in favor and also will not be counted as shares voting on this matter. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Ratification of Appointment of OUM & Co., LLP.  The affirmative vote of a majority of the votes cast on the matter by holders of common stock is required to ratify the appointment of OUM & Co., LLP as the Company’s independent auditors for the year ending December 31, 2015. For this vote, abstentions and broker non-votes will not be counted as votes in favor and also will not be counted as shares voting on this matter. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have voted “Withhold” with respect to the original nominee.

EXPENSES OF SOLICITATION

All costs of solicitations of proxies will be borne by the Company. In addition to solicitations by mail, the Company’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy, e-mail, personal interviews, and other means. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their out-of-pocket expenses in connection therewith.

STOCKHOLDER PROPOSALS

Deadline for Submission of Stockholder Proposals for Next Year’s Annual Meeting

Pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), some stockholder proposals may be eligible for inclusion in the proxy statement for the Company’s next annual meeting of stockholders. For a proposal of a stockholder to be considered for inclusion in next year’s proxy statement, it must be received by our Corporate Secretary in writing at our principal offices, Ekso Bionics Holdings, Inc., 1414 Harbour Way South, Suite 1201, Richmond, California 94804, Attention: Corporate Secretary, no later than January 12, 2016.

Under our By-laws, if a stockholder wishes to present a proposal or wants to nominate candidates for election as directors at our next annual meeting of stockholders in 2016, such stockholder must give written notice to the Corporate Secretary of the Company at our principal executive offices at the address noted above. The Secretary must receive such notice not earlier than 120 day prior to the one year anniversary of the date of the Meeting and not less than 90 days prior to the one year anniversary of the date of the Meeting; provided, however, that in the event that the next annual meeting of stockholders is called for on a date that is not within 30 days before or after the anniversary date of the Meeting, notice must be received by the Corporate Secretary not earlier than 120 days prior to the next annual meeting of stockholders and not later than the close of business on the 10th day following the day on which notice of the date of the next annual meeting of stockholders was mailed or public disclosure of the date of the next annual meeting of stockholders was made, whichever first occurs.

Our By-laws also specify requirements as to the form and content of a stockholder’s notice. The Company will not entertain any proposals or nominations that do not meet those requirements.

PARTICIPANTS IN THE SOLICITATION

Under applicable regulations of the Securities and Exchange Commission, the directors and certain officers of the Company may be deemed to be “participants” in the solicitation of proxies by the Board of Directors in connection with the Meeting.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission, excluding exhibits, will be furnished without charge to any stockholder upon written request to the Company, 1414 Harbour Way South, Suite 1201, Richmond, California 94804, attention: Corporate Secretary. Exhibits will be provided upon written request and payment of an appropriate processing fee.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: 1414 Harbour Way South, Suite 1201, Richmond, California 94804, (203) 723-EKSO. If you want to receive separate copies of the 2014 Annual Report to Stockholders and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

CORPORATE GOVERNANCE

Background of Directors and Executive Officers

Set forth below are the name and age of each of our current directors and executive officers, the positions held by each director and executive officer with us, his or her principal occupation and business experience during the last five years, and the year of the commencement of his or her term as a director or executive officer. Additionally, for each director, included below is information regarding the specific experience, qualifications, attributes and skills that contributed to the decision by our Board of Directors (the “Board”) to nominate him or her for election as a director and the names of other publicly held companies of which he or she serves or has served as a director in the previous five years.

Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Executive officers are appointed by the Board and serve at its pleasure. There is no family relationship between any of our directors, director nominees or executive officers. Except as otherwise disclosed below, no director was selected as a director or nominee pursuant to any arrangement or understanding.

Name	Age	Position
Directors
Steven Sherman	69	Director and Chairman of the Board
Nathan Harding	47	Director and Chief Executive Officer
Daniel Boren	41	Director
Marilyn Hamilton	65	Director
Jack Peurach	49	Director
Stanley Stern	57	Director
Amy Wendell	54	Director
Executive Officers (who are not Directors)
Russ Angold	38	President, Ekso Labs
Thomas Looby	43	President and Chief Commercial Officer
Max Scheder-Bieschin	53	Chief Financial Officer

Directors

Steven Sherman is the Chairman of the Board of the Company and serves on both its Audit Committee (Chairman) and Compensation Committee. Mr. Sherman has served on our Board since January 2014 and served on the Board of Directors of Ekso Bionics, Inc., our wholly-owned subsidiary, from December 2013 until January 2014. Since 1988, Mr. Sherman has been a member of Sherman Capital Group, a Merchant Banking organization with a portfolio of private and public investments. In addition to the Company, Mr. Sherman was formerly the Chairman of Purple Wave Inc. Mr. Sherman is a founder of Novatel Wireless, Inc., Vodavi Communications Systems Inc. and Main Street and Main Inc. Previously, Mr. Sherman has served as a director of Telit; Chairman of Airlink Communications, Inc. until its sale to Sierra Wireless, Inc.; Chairman of Executone Information Systems; and as a director of Inter-Tel (Delaware) Incorporated. The Board has concluded that Mr. Sherman is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives based on, among other factors, his extensive business experience and his financial and investment expertise.

Nathan Harding is the Chief Executive Officer and a director of the Company, and he is the co-founder of Ekso Bionics, Inc. He has served as the Chief Executive Officer of the Company since January 2014 and as the Chief Executive Officer of Ekso Bionics, Inc. since November 2012. From 2005 to October 2012, Mr. Harding served in various positions, including Chief Operating Officer and Chief Project Officer of Ekso Bionics, Inc. He is also a co-inventor of the Company’s core exoskeleton technology. Mr. Harding has served on our Board since January 2014, and has served on the Board of Directors of Ekso Bionics, Inc. since December 2012. Prior to his work at Ekso Bionics, Inc., Mr. Harding worked as a Mechanical Engineer at Carnegie Mellon’s Field Robotics Center from 1989 to 1990, and Redzone Robotics in 1991. He served in various roles including Mechanical Engineering Manager at Berkeley Process Control from 1994 to 2003, and served as a consultant to the Berkeley Robotics and Human Engineering Laboratory from October 2003 until co-founding Ekso Bionics, Inc. in 2005. Mr. Harding holds ten U.S. patents and has another eight pending. Mr. Harding received a Bachelor of Science degree in Mechanical Engineering and Economics from Carnegie Mellon University in Pittsburgh and a Master of Science degree in Mechanical Engineering from the University of California, Berkeley. The Board has concluded that Mr. Harding is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives based on, among other factors, his background in the medical technology, industrial robotics and military equipment industries, his role in developing the Company’s core exoskeleton technology and his position as Chief Executive Officer of the Company.

Daniel Boren is a director of the Company and serves on both its Nominating and Governance Committee (Chairman) and Audit Committee. He has served on our Board since January 2014 and served on the Board of Directors of Ekso Bionics, Inc. from April 2013 until January 2014. Since January 2013, Mr. Boren has served as the President of Corporate Development for the Chickasaw Nation. Prior to that role, Mr. Boren served as the elected representative of Oklahoma’s 2nd Congressional District in the U.S. House of Representatives from 2005 through 2013. Before his election to the U.S. House of Representatives, Mr. Boren was elected to the Oklahoma House of Representatives from 2002 to 2004. Mr. Boren earned a Bachelor of Science degree in Economics at Texas Christian University and went on to obtain a Master of Business Administration degree at the University of Oklahoma. The Board has concluded that Mr. Boren is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives based on, among other factors, his experience in governance matters and his nomination by CNI Commercial LLC pursuant to their contractual right to nominate a director for election to the Board.

Marilyn Hamilton is a director of the Company. She has served on our Board since January 2014 and served on the Board of Directors of Ekso Bionics, Inc. from September 2011 until January 2014. In 2009, Ms. Hamilton founded StimDesigns LLC, a neurotechnology company that develops devices and distributes Galileo neuromuscular training devices for rehabilitation and has served as its Chief Executive Officer from 2009 to present. In 2007, Ms. Hamilton launched Envision, a professional speaking and medical business consulting company, and has served as its Chief Executive Officer from 2007 to present. Prior to this role, Ms. Hamilton co-founded Motion Designs Inc. in 1979, a manufacturing and marketing company that pioneered innovative custom, ultra-lightweight Quickie wheelchairs that revolutionized the industry. She served in various executive roles in sales, marketing and product development until it was sold ultimately to Sunrise Medical Inc., where Ms. Hamilton served as Global VP. In 1990, Ms. Hamilton founded Winners on Wheels, a coed-scouting program for children in wheelchairs; in 2003 she co-founded Discovery through Design and served as Chairwomen, raising awareness and funds for spinal cord injury research and women’s health; for nine years she served as a founding board member and current emeritus board member of The California Endowment, and for four years she has served as an advisory board member of the National Center for Medical Rehabilitation Research at the National Institute of Health. Ms. Hamilton has been a member of The Committee of 200 businesswomen since 1993 whose mission is to foster, celebrate and advance women’s leadership in private and public companies. Ms. Hamilton holds a Bachelor of Science degree in Education and Secondary Teaching Credential from California Polytechnic State University, San Luis Obispo. The Board has concluded that Ms. Hamilton is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives based on, among other factors, her 35 years of leadership expertise in business, the medical rehab industry, and her dedication to, and organizational and governance experience gained from, not-for-profit service.

Jack Peurach is a director of the Company and serves on both its Compensation Committee (Chairman) and its Nominating and Governance Committee. He has served on our Board since January 2014 and served on the Board of Directors of Ekso Bionics, Inc. from July 2011 until January 2014. Since 2011, Mr. Peurach has been the Executive Vice President, Products for SunPower Corp (NASDAQ: “SPWR”), where he is responsible for all aspects of SunPower’s PV modules and residential, commercial and utility PV systems. Prior to this role, from 2009 to 2011, Mr. Peurach served as Executive Vice President, Research and Development for SunPower, where he led the research and development efforts of the PV Cells, Modules and Systems. From 2008 to 2009, Mr. Peurach was the Vice President of the Advanced Product Development Group, and from 2007 to 2008, Mr. Peurach was the Senior Director of Product Development at SunPower. Prior to SunPower’s acquisition of PowerLight in 2007, Mr. Peurach served as PowerLight’s Vice President of

Product Development. Earlier in his career, Mr. Peurach was a strategy consultant for Mercer Management Consulting and director of engineering at Berkeley Process Control, Inc. He holds a Bachelor of Science degree in Mechanical Engineering from Michigan State University, a Master of Science degree in Mechanical Engineering from the University of California, Berkeley, and a Master of Business Administration, finance and entrepreneurship from the Wharton School, University of Pennsylvania. The Board has concluded that Mr. Peurach is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives based on, among other factors, his product development experience and strategic insight.

Stanley Stern is a director of the Company and serves on its Audit Committee. He has served on our Board since December 2014. He currently is Managing Partner of Alnitak Capital, which he founded in 2013, to provide board-level strategic advisory services, primarily in technology related industries. Before founding Alnitak, Mr. Stern was a Managing Director at Oppenheimer & Co. from 1982 to 2000 and from 2004 to 2013, where, among other positions, he led the firm’s investment banking department and technology investment banking groups. Mr. Stern also held roles at Salomon Brothers, STI Ventures and C.E. Unterberg. Mr. Stern is currently the Chairman of the Board of Audiocodes Inc., a leader in VOIP infrastructure equipment, a member of the Board and Chairman of the Audit Committee of Foamix, Inc., and a member of the board of Sodastream, the global leader of at home beverage makers. Previously Mr. Stern was a member of the Board of Directors of Given Imaging and a Member of the Board of Directors of Fundtech Inc., and Chairman of the Board of Tucows, Inc. Mr. Stern holds a Bachelor of Arts degree in Economics and Accounting from City University of New York, Queens College, and a Master of Business Administration degree from Harvard University. The Board has concluded that Mr. Stern is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives based on, among other factors, his extensive business and finance experience, particularly in technology related industries.

Amy Wendell is a director of the Company. She has served on our Board since April 2015. From 1986 until January 2015, Ms. Wendell held various roles of increasing responsibility at Covidien plc (including its predecessors, Tyco Healthcare and Kendall Healthcare Products), including in engineering, product management and business development. Most recently, from December 2006 until Covidien’s acquisition by Medtronic plc in January 2015, she served as Senior Vice President of Strategy and Business Development, where she managed all business development, including acquisitions, equity investments, divestitures and licensing/distribution, and led the company’s strategy and portfolio management initiatives. Ms. Wendell holds a Bachelor of Science degree in Mechanical Engineering from Lawrence Institute of Technology (n/k/a Lawrence Technological University) and a Master of Science degree in Biomedical Engineering from the University of Illinois. The Board has concluded that Ms. Wendell is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives based on, among other things, her broad healthcare management and governance experience and her knowledge of healthcare policy and regulation, patient care delivery and financing and of clinical research and medical technology assessment.

Executive Officers (Who are Not Directors)

Russ Angold is the co-founder of Ekso Bionics, Inc. He has served as President of Ekso Labs since March 2014. He previously served as Chief Technology Officer of the Company from January 2014 to March 2014 and as Chief Technology Officer of Ekso Bionics, Inc. from December 2011 until October 2014. From the founding of Ekso Bionics, Inc. in 2005 until December 2011, Mr. Angold served as its Vice President of Engineering. Prior to joining Ekso Bionics, Inc., Mr. Angold held various engineering positions at Rain Bird Corporation, Berkeley Process Control and the Irrigation Training and Research Center in San Luis Obispo, California. Mr. Angold is also the Founding President and Chairman of the Bridging Bionics Foundation. Mr. Angold is a registered Professional Mechanical Engineer and holds a Bachelor of Science degree in BioResource and Agricultural Engineering from California Polytechnic State University, San Luis Obispo.

Thomas Looby is the President and Chief Commercial Officer of the Company and has served in that position since October 2014. Mr. Looby joined the Company in April 2014 as the Company’s Chief Marketing Officer leading the development and execution of the Company’s global hospital and rehabilitation marketing strategy. Prior to joining the Company, from September 2006 to March 2014, Mr. Looby held various positions at Given Imaging involving strategy, marketing and product management, including serving as Senior Vice President and Chief Marketing Officer, where he was responsible for worldwide market development for PillCam® capsule endoscopy and other novel diagnostic technologies to gastrointestinal diseases. Prior to joining Given Imaging, Mr. Looby also served as Corporate Director of Marketing and Business Development at Eastman Kodak. Mr. Looby attended the University of Notre Dame where he received a Bachelor of Science degree in Chemical Engineering and received a Master in Business Administration degree from the University of Dayton.

Max Scheder-Bieschin is the Chief Financial Officer of the Company and has served in that position since January 2014. Mr. Scheder-Bieschin joined Ekso Bionics, Inc. in January 2011 as its Chief Financial Officer. From November 2009 until he joined Ekso Bionics, Inc., Mr. Scheder-Bieschin was an independent consultant for a number of emerging technology companies, including Ekso Bionics, Inc. From March 2007 to October 2009, he was co-founder and CEO of Barefoot Motors, a designer and manufacturer of electric all-terrain vehicles. From October 2005 to February 2007, Mr. Scheder-Bieschin served as President of ZAP, a publicly-traded distributor of electric vehicles. From August 1997 to March 2004, Mr. Scheder-Bieschin lived in Frankfurt, serving in senior investment banking roles for BHF-Bank, ING Barings and Deutsche Bank. Mr. Scheder-Bieschin received his Bachelor of Arts in Economics from Stanford University.

Board Committees

The Board has established three standing committees — Audit, Compensation, and Nominating and Governance. Each Committee operates under a charter that has been approved by the Board. Current copies of the charters of the Audit, Compensation and Nominating and Governance Committees are posted in the Corporate Governance section of the Company’s website at www.eksobionics.com.

Audit Committee

The Audit Committee’s responsibilities include:

•	appointing, evaluating, retaining, approving the compensation of, and assessing the independence of the Company’s independent auditor;
•	overseeing the work of the Company’s independent auditor, including through the receipt and consideration of certain reports from the independent auditor;
•	reviewing and discussing with management and the independent auditors the Company’s annual and quarterly financial statements and related disclosures;
•	monitoring the Company’s internal control over financial reporting, disclosure controls and procedures and the code of business conduct;
•	discussing the Company’s risk management policies;
•	establishing procedures for the receipt and retention of accounting related complaints and concerns;
•	developing and reviewing policies and procedures for reviewing and approving or ratifying related person transactions;
•	meeting independently with the Company’s internal audit staff, if any, independent auditors and management; and
•	preparing the Audit Committee Report required by Securities and Exchange Commission rules (which is included on page 20 of this Proxy Statement).

The members of the Audit Committee are Messrs. Sherman (Chairman), Boren and Stern. The Board has determined that all members of the Audit Committee are independent as determined under Rule 10A-3 promulgated under the Exchange Act and as independence for audit committee members is defined by the Nasdaq Marketplace Rules. The Board has determined that Messrs. Sherman and Stern are “audit committee financial experts” within the meaning of Item 407(d)(5) of Regulation S-K. The Audit Committee met 4 times during 2014.

Compensation Committee

The Compensation Committee’s responsibilities include:

•	reviewing and approving (or, when the Compensation Committee deems it appropriate, recommending for approval by the Board) the compensation of the Company’s executive officers, including the Chief Executive Officer and the Company’s other executive officers;
•	overseeing the evaluation of the Company’s senior executives;
•	reviewing and making recommendations to the Board with respect to incentive-compensation and equity-based plans that are subject to Board approval;
•	approving tax-qualified, non-discriminatory employee benefit plans (and parallel nonqualified plans) for which stockholders approval is not sought and pursuant to which options or stock may be acquired by officers, directors, employees or consultants of the Company;
•	reviewing and making recommendations to the Board with respect to director compensation; and
•	overseeing and administering the Company’s equity incentive plans.

The members of the Compensation Committee are Messrs. Peurach (Chairman) and Sherman. Each of Messrs. Peurach and Sherman are independent as independence for compensation committee members is defined under the Nasdaq Marketplace Rules. The Compensation Committee met 5 times during 2014.

Nominating and Governance Committee

The Nominating and Governance Committee’s responsibilities include:

•	identifying individuals qualified to become Board members;
•	recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;
•	monitoring issues and developments related to matters of corporate governance; and
•	recommending to the Board, where appropriate, changes in corporate governance principles and practices.

The members of the Nominating Committee are Messrs. Boren (Chairman) and Peurach. Each of Messrs. Boren and Peurach are independent directors as defined under the Nasdaq Marketplace Rules. The Nominating and Governance Committee met 1 time during 2014.

Director Nominations

The Company is party to a director nomination agreement with CNI Commercial LLC (“CNI”) pursuant to which the Company has agreed to nominate Daniel Boren, or another individual designated by CNI and reasonably acceptable to the remaining directors of the Company, to serve as a director of the Company. See “— Director Nomination Agreement” below. The process followed by the Nominating and Governance Committee to identify and evaluate other director candidates includes requests to Board members and others for recommendations, evaluation of the performance on our Board of any existing directors being considered for nomination, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Governance Committee and the Board.

In considering whether to recommend any particular candidates for inclusion in the Board’s slate of recommended director nominees, the Nominating and Governance Committee will apply the criteria set forth in the Company’s Corporate Governance Guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of the Company’s business and industry, experience, diligence, lack of conflicts of interest and the ability to act in the interests of all stockholders. The Nominating and Governance Committee will consider the value of diversity in the director nomination process. The Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. The

Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a significant breadth of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Stockholders may recommend individuals to the Nominating and Governance Committee for consideration as potential director candidates by submitting their names to the Nominating and Governance Committee, c/o Corporate Secretary, 1414 Harbour Way South, Suite 1201, Richmond, California 94804. The Nominating and Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying the same criteria, as it follows for candidates submitted by others. If the Board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in the proxy card for the next annual meeting of stockholders.

Stockholders also have the right under our By-laws to directly nominate director candidates, without any action or recommendation on the part of the Nominating and Governance Committee or the Board, by following the procedures set forth in the second paragraph under the section entitled “Stockholder Proposals” above.

Compensation Processes and Procedures

Our Compensation Committee is responsible for reviewing and approving (or, when the Compensation Committee deems it appropriate, recommending for approval by the Board) the compensation of the Company’s Chief Executive Officer and the Company’s other executive officers, including salary, annual cash incentive compensation and long-term equity compensation. The Compensation Committee also periodically reviews and makes recommendations to the Board with respect to director compensation. If the Compensation Committee deems it appropriate, it may delegate any of its responsibilities to one or more Compensation Committee subcommittees.

The Compensation Committee meets regularly without the presence of executive officers, and in all cases the Chief Executive Officer and any other such officers are not present at meetings at which their compensation is determined. The Compensation Committee may invite the Chief Executive Officer to be present during the approval of, or deliberations with respect to, other executive officer compensation.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee during 2014 is or was previously an officer or employee of the Company or has any relationships requiring disclosure under Item 404 of Regulation S-K promulgated by the SEC.

None of the Company’s executive officers served during 2014 as members of the compensation committee or board of directors of any entity that had one or more executive officers serving as a member of our Compensation Committee or Board.

Board Determination of Independence

We are not currently subject to the listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be “independent” and, as a result, we are not at this time required to have our Board comprised of a majority of “independent directors.” Nevertheless, our Board has determined that Messrs. Sherman, Boren, Peurach and Stern and Mses. Hamilton and Wendell are independent directors under the applicable standards of the SEC and the Nasdaq Marketplace Rules.

Director Nomination Agreement

Prior to the consummation of the Merger (as defined below), the Company entered into a director nomination agreement with CNI, whereby the Company agreed to nominate Daniel Boren, or another individual designated by CNI and reasonably acceptable to the remaining directors of the Company, for election as a director of the Company until the earlier of such time as CNI no longer holds at least 10% of the Company’s outstanding voting securities, or the shares of common stock held by CNI are no longer subject to a contractual lock-up agreement with the Company restricting the resale of such shares of common stock.

Other than Stanley Stern and Amy Wendell, each of our directors was elected pursuant to an agreement between Pedro Perez Niklitschek, our sole director before the Merger, and Ekso Bionics, Inc.

Communicating with the Independent Directors

The Board will give appropriate attention to written communications that are submitted by stockholders and other interested parties, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by the committee charters, the Chairman of the Board (if an independent director), the lead independent director (if one has been elected), or otherwise the Chairman of the Nominating and Governance Committee shall, subject to advice and assistance from the general counsel or the Company’s outside legal advisors, (1) be primarily responsible for monitoring communications from stockholders and other interested parties, and (2) provide copies or summaries of such communications to the other directors as he or she considers appropriate. Stockholders who wish to send communications on any topic to the Board should address such communications to the Company’s Board of Directors, c/o Corporate Secretary, 1414 Harbour Way South, Suite 1201, Richmond, California 94804.

Board Meetings and Attendance

Our Board met 11 times during 2014. During 2014, each director attended at least 75% of the aggregate number of Board meetings and the number of meetings held by all committees on which he or she served. The Company’s policy is to encourage all directors to attend the Meeting. The Meeting is our first annual meeting of stockholders.

Code of Ethics

The Company has adopted a Code of Ethics which is applicable to all directors, officers and employees of the Company. The Professional Conduct and Ethics Policy is available on the Company’s website at www.eksobionics.com. In addition, we intend to post on our website all disclosures that are required by law concerning any amendments to, or waivers from, any provision of the code.

Board Leadership Structure

The Company does not have a formal policy regarding the separation of its Chairman of the Board and Chief Executive Officer positions. However, the Board has determined that the roles of Chairman of the Board and Chief Executive Officer should be separated at the current time. Mr. Sherman, an independent director, has served as Chairman of the Board since January 2014 and Mr. Harding has served as our Chief Executive Officer and a director of the Company since January 2014.

Mr. Sherman’s duties include chairing meetings of the independent directors in executive session, facilitating communication between other members of our Board and the Chief Executive Officer, preparing or approving the agenda for regular Board meetings, determining the frequency and length of regular Board meetings and recommending when special meetings of our Board should be held, and reviewing and, if appropriate, recommending action to be taken with respect to written communications from stockholders submitted to our Board.

The Board believes that separating the roles of Chairman of the Board and Chief Executive Officer increases the independent oversight of the Company, provides our Chief Executive Officer with an experienced sounding board and enhances the independent and objective assessment of risk by our Board.

Role of Board in Risk Oversight

The responsibility for the day-to-day management of risk lies with the Company’s management, while the Board is responsible for overseeing the risk management process to ensure that it is properly designed, well-functioning and consistent with the Company’s overall corporate strategy. Material risks that management identifies are discussed and analyzed with the Board. However, in addition to the Board, the committees of the Board consider the risks within their areas of responsibility. The Audit Committee oversees the risks associated with the Company’s financial reporting and internal controls, as well as general business and operating risks. The Compensation Committee oversees the risks associated with the Company’s compensation practices for its employees. The Nominating and Governance Committee oversees the risks associated with the Company’s overall governance, corporate compliance policies and its succession planning process to ensure that the Company has a slate of qualified candidates for key management positions that may become open in the future. Each committee reports to our Board on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the full Board discuss particular risks.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Related Person Transactions

It is the Company’s policy that each executive officer, director and nominee for election as director delivers to the Company annually a questionnaire that includes, among other things, a request for information relating to any transactions in which both the executive officer, director or nominee, or their family members, and the Company participates, and in which the executive officer, director or nominee, or such family member, has a material interest. Our Board reviews all such transactions reported to it by an executive officer, director or nominee in response to the questionnaire, or that are brought to its attention by management or otherwise. After review, the disinterested directors approve, ratify or disapprove such transactions. Management also updates the Board as to any material changes to proposed transactions as they occur. This policy is not in writing but is followed consistently by the Board.

Transactions with Related Persons

SEC rules require us to disclose any transaction since the beginning of the Company’s last fiscal year or currently proposed transaction in which the Company is a participant and in which any related person has or will have a direct or indirect material interest and in which the amount involved exceeds $120,000. A related person is any executive officer, director, nominee for director, or holder of more than 5% of the Company’s common stock, or an immediate family member of any of those persons.

Merger Agreement

On January 15, 2014, the Company, Ekso Acquisition Corp., a newly formed wholly-owned subsidiary of the Company (“Acquisition Sub”), and Ekso Bionics, Inc. (“Ekso Bionics”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), which closed on the same date. Pursuant to the terms of the Merger Agreement, Acquisition Sub merged with and into Ekso Bionics, which was the surviving corporation and thus became our wholly-owned subsidiary (the “Merger”).

Pursuant to the Merger, we acquired the business of Ekso Bionics, Inc. to design, develop and commercialize human exoskeletons to augment human strength, endurance and mobility.

At the closing of the Merger:

•	each of the 10,450,500 shares of Ekso Bionics’ common stock issued and outstanding immediately prior to the closing of the Merger was converted into 1.5238 shares of our common stock;
•	each of the 4,624,840 shares of Ekso Bionics’ Series A preferred stock issued and outstanding immediately prior to the closing of the Merger was converted into 1.6290 shares of our common stock; and
•	each of the 9,800,087 shares of Ekso Bionics’ Series A-2 and Series B preferred stock issued and outstanding immediately prior to the closing of the Merger was converted into 1.9548 shares of our common stock.

As a result, an aggregate of 42,615,556 shares of our common stock were issued to the holders of Ekso Bionics’ stock.

In addition, pursuant to the Merger Agreement:

•	warrants to purchase 407,772 shares of Ekso Bionics’ common stock issued and outstanding immediately prior to the closing of the Merger were converted into warrants to purchase shares of our common stock at a conversion ratio of 1.5238 for one; and
•	options to purchase 4,989,111 shares of Ekso Bionics’ common stock issued and outstanding immediately prior to the closing of the Merger were converted into options to purchase shares of our common stock at a conversion ratio of 1.5238 for one.

As a result, warrants to purchase an aggregate of 621,361 shares of our common stock and options to purchase an aggregate of 7,602,408 shares of our common stock were issued in connection with the Merger.

Each of the stockholders of Ekso Bionics, Inc. as of the date of the Merger initially received in the Merger 95% of the shares to which each such stockholder was entitled, with the remaining 5% of such shares being held in escrow for one year to satisfy post-closing claims for indemnification by the Company (“Indemnity Shares”). All of the Indemnity Shares were distributed to the pre-Merger stockholders of Ekso Bionics, Inc. on a pro rata basis as of January 14, 2015. In addition, in February 2014, an additional 779,768 shares of our common stock were issued to pre-merger stockholders of PN Med Group Inc. pursuant to a provision in the Merger Agreement requiring us to issue a number of shares such that the aggregate ownership of the pre-Merger stockholders (not including any shares of common stock purchased by them in the PPO (as defined below)) remained approximately 6.8% of our outstanding common stock of the Company.

Split-Off

Upon the closing of the Merger and under the terms of a split-off agreement and a general release agreement, the Company transferred all of its pre-Merger operating assets and liabilities to the Split-Off Subsidiary. Thereafter, pursuant to the split-off agreement, the Company transferred all of the outstanding shares of capital stock of Split-Off Subsidiary to Pedro Perez Niklitschek and Miguel Molina Urra, the pre-Merger majority stockholders of the Company, and the former officers and sole director of the Company in consideration of and in exchange for (i) the surrender and cancellation of an aggregate of 17,483,100 shares of our common stock held by Messrs. Perez Niklitschek and Molina Urra (which were cancelled and resumed the status of authorized but unissued shares of our common stock) and (ii) certain representations, covenants and indemnities.

Bridge Financing

In November 2013, Ekso Bionics, Inc. offered and sold in a private placement to accredited investors $5,000,000 principal amount of its senior subordinated secured convertible notes (the “Bridge Notes”). The Bridge Notes bore interest at 10% per annum and were payable on July 15, 2014, subject to earlier conversion as described below.

Mr. Sherman, a director of the Company, purchased $1,000,000 principal amount of 2013 Bridge Notes, which was converted in the PPO into 1,000,000 Units and warrants to purchase an additional 500,000 shares of the Company’s common stock. Samuel Sherman, Mr. Sherman’s brother, purchased $300,000 principal amount of 2013 Bridge Notes, which was converted in the PPO into 300,000 Units and warrant to purchase an additional 150,000 shares of the Company’s common stock.

Interest on the Bridge Notes would have been payable at maturity; however, upon conversion of the Bridge Notes as described below, accrued interest was forgiven. The Bridge Notes were secured by a second priority security interest on all of the assets of Ekso Bionics, Inc. and its subsidiary, subject to certain limited exceptions. This security interest terminated upon conversion of the Bridge Notes.

Upon the closing of the Merger and the PPO, the outstanding principal amount of the Bridge Notes was automatically converted into Units of our securities (as described below under “Private Placement Offering”) at a conversion price of $1.00 per Unit (as defined below), and investors in the Bridge Notes received a warrant to purchase a number of shares of common stock equal to 50% of the number of shares of common stock contained in the Units into which the Bridge Notes were converted, at an exercise price of $1.00 per share for a term of three years (the “Bridge Warrants”).

Private Placement Offering

Concurrently with the closing of the Merger and in contemplation of the Merger, we closed a private placement offering (the “PPO”) of 20,580,000 units (including units issued upon conversion of the Bridge Notes as described above) of our securities (each, a “Unit”), at a purchase price of $1.00 per Unit, each Unit consisting of one share of our common stock and a warrant to purchase one share of common stock at an exercise price of $2.00 per share and with a term of five years (the “PPO Warrants”). In addition, as a result of the foregoing, we issued to the holders of the Bridge Notes prior to the merger Bridge Warrants to purchase 2,500,000 shares of our common stock. Between January 29, 2014 and February 6, 2014, we issued an additional 9,720,000 Units in subsequent closings of the PPO.

Investors in the Units have weighted average anti-dilution protection with respect to the shares of common stock included in the Units if within 24 months after the final closing of the PPO the Company shall issue additional shares of common stock or common stock equivalents (subject to customary exceptions, including but not limited to issuances of awards under the Company’s 2014 Plan) for consideration per share less than $1.00. The PPO Warrants had weighted average anti-dilution protection, subject to customary exceptions. The aggregate gross proceeds of the PPO were $30,300,000 (including the aggregate principal amount of Bridge Notes converted and before deducting placement agent fees and expenses of the offering).

Mr. Boren and Ms. Hamilton, each a director of the Company, purchased 20,000 and 200,000 Units, respectively, in the PPO. Opaleye L.P. and Bionic Partners, LLC became greater than 5% stockholders pursuant to their purchase of 8,500,000 Units and 2,445,000 Units, respectively, in the PPO.

Offer to Amend and Exercise

On November 20, 2014, we consummated our offer to amend and exercise (the “Offer to Amend and Exercise”) the PPO Warrants. Pursuant to the Offer to Amend and Exercise, PPO Warrants to purchase an aggregate of 22,755,500 shares of common stock were tendered by their holders and were amended and exercised in connection therewith for gross proceeds to the Company of approximately $22.8 million. Such tendered PPO Warrants represent approximately 75% of our outstanding PPO Warrants as of November 20, 2014.

The PPO Warrants of holders who elected to participate in the Offer to Amend and Exercise were amended to reduce the exercise price from $2.00 to $1.00 per share of common stock, to restrict the ability of the holder of shares issuable upon exercise of the amended warrants to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of such shares without the prior written consent of the Company for a period of 50 days after the expiration date of the Offer to Amend and Exercise (the “Lock-Up Period”), and to provide that a holder, acting alone or with others, agrees not to effect any purchases or sales of any securities of the Company in any “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any type of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) or similar arrangements, or sales or other transactions through non-U.S. broker dealers or foreign regulated brokers through the expiration of the Lock-Up Period. The Lock-Up Period ended on January 9, 2015.

In addition, the Company and the holders of at least a majority of (i) the PPO Warrants, (ii) the Bridge Warrants and (iii) certain warrants issued to the placement agents for the Bridge Note financing and the PPO approved an amendment to remove the price-based anti-dilution provisions in their respective classes of warrants. As a result, all priced-based anti-dilution provisions contained in these warrants have been removed and are of no further force or effect as of November 20, 2014.

The following greater than 5% stockholders of the Company exercised PPO Warrants in connection with the Offer to Amend and Exercise: Opaleye L.P. exercised PPO Warrants to purchase 7,900,000 shares of common stock at a purchase price of $1.00 per share ($7,900,000 aggregate purchase price) and Bionic Partners, LLC exercised PPO Warrants to purchase 1,700,000 shares of common stock at a purchase price of $1.00 per share ($1,700,000 aggregate purchase price).

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the total compensation paid or accrued by us during the last two fiscal years to (i) all individuals that served as our principal executive officer or acted in a similar capacity at any time during the most recent fiscal year indicated; (ii) the two most highly compensated executive officers, other than the principal executive officer, who were serving as executive officers at the end of the most recent fiscal year indicated; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) above but for the fact that the individual was not serving as an executive officer at the end of the most recent fiscal year indicated (each, a “named executive officer”).

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards ($)(1)		All Other Compensation ($)		Total ($)
Nathan Harding Chief Executive Officer	2014	264,584	136,555	(4)	144,275		—		545,414
	2013	149,063	—		6,674		—		156,037

Max Scheder-Bieschin Chief Financial Officer	2014	220,834	102,135	(5)	48,092		—		371,061
	2013	165,938	—		6,974		—		172,912

Thomas Looby President & Chief Commercial Officer(2)	2014	151,731	50,000	(6)	563,622	(7)	50,207	(8)	815,560
	2013	—	—		—		—		—

Russ Angold Chief Technology Officer	2014	220,834	102,135	(5)	48,092		—		371,061
	2013	165,938	—		6,974		—		172,912

Pedro Perez Niklitschek Chief Executive Officer(3)	2014	—	—		—		—		—
	2013	—	—		—		—		—

(1)	The amounts in the “Option Awards” column reflect the aggregate grant date fair value of stock options granted during the year computed in accordance with the provisions of FASB ASC Topic 718. The assumptions that we used to calculate these amounts are discussed in Note 14 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014. In connection with the Merger, the exercise prices for all outstanding options were adjusted to reflect the conversion ratio used in the Merger.
(2)	Mr. Looby joined the Company in April 2014 and was appointed as President and Chief Commercial Officer on October 8, 2014.
(3)	Mr. Niklitschek resigned as Chief Executive Officer on January 15, 2014.
(4)	Includes a bonus of $56,510 paid to Mr. Harding in connection with the PPO and Merger and a discretionary cash bonus of $80,045 paid to Mr. Harding in February 2015 for work performed during 2014.
(5)	Includes a bonus of $52,135 paid to the executive officer in connection with the PPO and Merger and a discretionary bonus of $50,000 paid to the executive officer in February 2015 for work performed during 2014.
(6)	Consists of a discretionary cash bonus of $50,000 paid to Mr. Looby in February 2015 for work performed during 2014.
(7)	Reflects the aggregate grant date fair value of options to purchase 400,000 shares of common stock granted to Mr. Looby on February 28, 2014 at an exercise price of $6.00 per share, as well as the incremental fair value with respect to the repricing of such options on June 18, 2014 (as described below), computed as of June 18, 2014 in accordance with FASB ASC Topic 718.
(8)	Amount represents perquisites or personal benefits relating to payment or reimbursement of commuting expenses from Mr. Looby’s home to our corporate office in Richmond, California, and hotel and transportation expenses while there.

We have no plans in place and have never maintained any plans that provide for the payment of retirement benefits or benefits that will be paid primarily following retirement including, but not limited to, tax qualified deferred benefit plans, supplemental executive retirement plans, tax-qualified deferred contribution plans and nonqualified deferred contribution plans, except that the Company maintains a 401(k) retirement plan in which all eligible employees may participate by making elective deferral contributions to the plan. The Company does not make any matching contributions to the plan.

Except as indicated below under “Executive Compensation — Employment Agreements”, we have no contracts, agreements, plans or arrangements, whether written or unwritten, that provide for payments to the named executive officers listed above.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information concerning stock options held by the Named Executive Officers as of December 31, 2014.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(1)		Option Expiration Date
Nathan Harding	177,777	(2)	88,888	0.54		4/24/2022
Nathan Harding	7,265	(3)	13,248	0.54		7/15/2023
Nathan Harding	0	(4)	900,000	1.00		1/15/2024
Max Scheder-Bieschin	238,729	(5)	5,079	0.39		1/10/2021
Max Scheder-Bieschin	182,221	(6)	31,111	0.39		7/20/2021
Max Scheder-Bieschin	177,777	(2)	88,888	0.54		4/24/2022
Max Scheder-Bieschin	7,265	(3)	13,248	0.54		7/15/2023
Max Scheder-Bieschin	0	(4)	300,000	1.00		1/15/2024
Thomas Looby	0	(7)	400,000	2.19	(8)	2/28/2024
Russ Angold	177,777	(2)	88,888	0.54		4/24/2022
Russ Angold	7,265	(3)	13,248	0.54		7/15/2023
Russ Angold	0	(4)	300,000	0.54		1/15/2024
Pedro Perez Niklitschek	—		—	—		—

(1)	Reflects the exercise price of the options after taking into account the adjustment of the exercise price in connection with the Merger to reflect the conversion ratio used in the Merger.
(2)	Option became exercisable as to 25% of the total number of shares on April 24, 2013, and thereafter vests in equal monthly installments for 36 months.
(3)	Option became exercisable as to 12.5% of the total number of shares on January 15, 2014, and thereafter vests in equal monthly installments for 42 months.
(4)	Option became exercisable as to 25% of the total number of shares on January 15, 2015 and thereafter vests in equal monthly installments for 36 months.
(5)	Option became exercisable as to 25% of the total number of shares on January 10, 2012, and thereafter vests in equal monthly installments for 36 months.
(6)	Option became exercisable as to 25% of the total number of shares on July 20, 2012, and thereafter vests in equal monthly installments for 36 months.
(7)	Option became exercisable as to 25% of the total number of shares on February 28, 2015 and thereafter vests in equal monthly installments for 36 months.
(8)	Option was amended on June 18, 2014 to reduce the exercise price from $6.00 per share to $2.19 per share (see “— Employment Agreements”).

Employment Agreements

On January 15, 2014, in connection with the Merger, we entered into a two-year employment agreement with each of Messrs. Harding, Scheder-Bieschin and Angold. Effective October 8, 2014, the Board appointed Mr. Looby as President and Chief Commercial Officer of the Company. Mr. Looby entered into an employment agreement with the Company on March 19, 2015.

After the initial term of each named executive officer’s employment agreement, all of which expire on January 15, 2016, the agreements shall be automatically renewed for successive one year periods unless terminated by a party on at least 30 days written notice prior to the end of the then-current term. The base salary for each of Messrs. Harding, Scheder-Bieschin, Angold and Looby is $275,000, $225,000, $225,000 and $225,000, respectively, in each case subject to increase as determined by our Board.

Each of our named executive officers other than Mr. Harding is eligible, at the discretion of the Chief Executive Officer or Board, to receive an annual bonus of up to 30% of his annual base salary. Mr. Harding is eligible, at the discretion of our Board, to receive an annual bonus of up to 50% of his annual base salary. All or a portion of the bonuses payable to our named executive officers may, at the discretion of our Board, be based on the achievement of certain operational, financial or other milestones established, with respect to Messrs. Scheder-Bieschin, Angold and Looby, by our Chief Executive Officer or Board in consultation with the named executive officer or established, with respect to Mr. Harding, by our Board in consultation with Mr. Harding. All or any portion of the annual bonus may be paid in cash, securities or other property.

Each of our named executive officers is entitled to receive perquisites and other fringe benefits that may be provided to, and is eligible to participate in any other bonus or incentive program established by us for, our executive officers. Each named executive officer and his dependents are also entitled to participate in any of our employee benefit plans subject to the same terms and conditions applicable to other employees. Each named executive officer will be entitled to be reimbursed for all reasonable travel, entertainment and other expenses incurred or paid by him in connection with, or related to, the performance of his duties, responsibilities or services under his employment agreement, in accordance with policies and procedures, and subject to limitations, adopted by us from time to time.

On January 15, 2014, in connection with the Merger, we granted options to purchase 900,000 shares of our common stock to Mr. Harding and options to purchase 300,000 shares of our common stock to each of Messrs. Angold and Scheder-Bieschin, in each case exercisable at a price of $1.00 per share, under our 2014 Equity Incentive Plan (the “2014 Plan”). The Company has granted Mr. Looby options under our 2014 Plan to purchase an aggregate of 600,000 shares of our common stock, 400,000 of which were granted on February 28, 2014 in connection with the commencement of Mr. Looby’s services to the Company and 200,000 of which were granted on February 5, 2015. The February 28, 2014 option award granted to Mr. Looby was originally exercisable at a price of $6.00 per share. As a result of the extreme volatility of the price of the Company’s common stock following the PPO, certain option awards granted to new employees had exercise prices substantially higher than the trading value of the Company’s common stock just a short period after they were granted, including the award granted to Mr. Looby on February 28, 2014. Consequently, on June 18, 2014, the Board determined to amend the February 28 option award, as well as certain other awards previously granted to non-executive officers of the Company, to reduce the exercise price to equal the closing price of the Company’s common stock on such date, or $2.19 per share. The February 5, 2015 option award granted to Mr. Looby is exercisable at a price of $1.39 per share. The foregoing executive officer options will become exercisable over a four-year period, with ¼ of the shares becoming exercisable on the first anniversary of the date of grant and with  1/48 of the shares becoming exercisable at the end of each month thereafter, subject to acceleration upon a Change of Control (as defined in the employment agreement), provided that the named executive officer is employed by us or any of our subsidiaries on each vesting date. In the event that any stock split, stock dividend or like distribution of shares of common stock or other securities of the Company, the number of shares underlying each option grant to the named executive officers and the exercise price will be proportionately adjusted.

In the event that a named executive officer is terminated by us without Cause (as defined in his employment agreement) or he resigns for Good Reason (as defined in his employment agreement) during the term of his employment, the named executive officer would be entitled to (x) an amount equal to his annual base salary then in effect (payable in accordance with the Company’s normal payroll practices) for a period of 12 months commencing on the effective date of his termination (the “Severance Period”), plus any accrued but unused vacation, and (y) if and to the extent any previously established milestones are achieved for the annual bonus for the year in which the Severance Period commences (or, in the absence of milestones, our Board has, in its sole discretion, otherwise determined an amount of the named executive officer’s annual bonus for such year), an amount equal to such annual bonus pro-rated for the portion of the performance year completed before the named executive officer’s employment terminated, and (z) any of his stock options, restricted stock or similar incentive equity instruments, including the option grant summarized above, that would first have become vested or exercisable during the Severance Period if the named executive officer continued to be employed by the Company shall become vested and exercisable upon the named executive officer’s employment termination, and all equity awards that are or become exercisable upon the termination date shall remain exercisable until the expiration of the Severance Period or, if earlier, until the latest date upon which such equity awards could have been exercised under the original award. For the duration of the Severance Period, the named executive officer will also be eligible to participate in our group health plan on the same terms applicable to similarly situated active employees during the Severance Period, provided he was participating in such plan immediately prior to the date of employment termination, and each other benefit program to the extent permitted under the terms of such program (collectively, the “Termination Benefits”). If a named executive officer’s employment is terminated during the term by us for Cause, by the named executive officer for any reason other than Good Reason or due to his death, then he will not be entitled to receive the Termination Benefits, and shall only be entitled to the compensation and benefits which shall have accrued as of the date of such termination (other than with respect to certain benefits that may be available to the named executive officer as a result of a “disability” (as defined in his employment agreement)).

DIRECTOR COMPENSATION

Non-employee directors’ compensation generally is determined and awarded by the Board. The Board is responsible for, among other things, reviewing, evaluating and designing a director compensation package of a reasonable total value, typically based on comparisons with similar firms, and aligned with long-term interests of the stockholders of the Company, and reviewing director compensation levels and practices and considering, from time to time, changes in such compensation levels and practices. These matters also include making equity awards to non-employee directors from time to time under the Company’s equity-based plans. As part of these responsibilities, the Board may request that management of the Company provide it with recommendations on non-employee director compensation and/or common director compensation practices, although the Board retains its ultimate authority to take compensatory actions.

The Company currently pays its non-employee directors an annual retainer of $10,000. In addition, the Company will pay each member of a standing Board committee an annual retainer of $5,000 per committee, except that the chairperson of the Audit Committee shall be paid an annual retainer of $30,000 and the chairperson of the Compensation Committee shall be paid an annual retainer of $10,000. In addition, the Company pays the Chairman of the Board an additional cash retainer of $5,000 per month. Directors who are also employees of the Company do not receive any compensation for serving as a director of the Company.

The Company also grants to each new director an option to purchase 200,000 shares of the Company’s common stock that becomes exercisable over a period of four years.

In connection with the Merger, Steven Sherman was elected Chairman of the Board and granted an option to purchase 300,000 shares of the Company’s common stock. Also in connection with the Merger, Marilyn Hamilton, Daniel Boren and Jack Peurach were each granted an option to purchase 50,000 shares of the Company’s common stock. On December 5, 2014, the Board voted to expand the number of directors of the Company from five to six directors and elected Stanley Stern to serve as a director of the Company and a member of the Audit Committee of the Board. Mr. Stern was awarded an option to purchase 200,000 shares of the Company’s common stock in connection with his election to the Board. On April 7, 2015, the Board voted to expand the number of directors of the Company from six to seven directors and elected Amy Wendell to serve as a director of the Company. Ms. Wendell was awarded an option to purchase 200,000 shares of the Company’s common stock in connection with her election to the Board. Each of the option awards were made under our 2014 Plan, have an exercise price equal to the closing price of our common stock on the date of grant and become exercisable over a four-year period.

The following table sets forth compensation actually paid to the Company’s directors during 2014:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Steven Sherman(2)	76,250	48,092	124,342
Daniel Boren(3)	11,250	8,015	19,265
Marilyn Hamilton(4)	7,500	8,015	15,515
Jack Peurach(5)	15,000	8,015	23,015
Stanley Stern(6)	—	195,996	195,996

(1)	The amounts in the “Option Awards” column reflect the aggregate grant date fair value of stock options granted during the year computed in accordance with the provisions of FASB ASC Topic 718. The assumptions that we used to calculate these amounts are discussed in Note 14 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014. In connection with the Merger, the exercise prices for all outstanding options were adjusted to reflect the conversion ratio used in the Merger.
(2)	As of December 31, 2014, Mr. Sherman held options to purchase 300,000 shares of common stock at an exercise price of $1.00 per share.
(3)	As of December 31, 2014, Mr. Boren held options to purchase 152,380 shares of common stock at an exercise price of $0.54 per share and 50,000 shares of common stock at an exercise price of $1.00 per share.
(4)	As of December 31, 2014, Ms. Hamilton held options to purchase 152,380 shares of common stock at an exercise price of $0.46 per share and 50,000 shares of common stock at an exercise price of $1.00 per share.
(5)	As of December 31, 2014, Mr. Peurach held options to purchase 152,380 shares of common stock at an exercise price of $0.46 per share and 50,000 shares of common stock at an exercise price of $1.00 per share.
(6)	As of December 31, 2014, Mr. Stern held options to purchase 200,000 shares of common stock at an exercise price of $1.50 per share.

AUDIT-RELATED MATTERS

Audit Committee Report

The Audit Committee is composed of three Directors: Messrs. Sherman (Chairman), Boren and Stern, each of whom meets the independence and other requirements of the Nasdaq Stock market. Messrs. Sherman and Stern qualify as “audit committee financial experts” within the meaning of Item 407(d)(5) of SEC regulation S-K. The Audit Committee has the responsibilities set out in its charter, which has been adopted by the Board and is reviewed annually. A copy of the Audit Committee Charter can be found on the Company’s website.

Management is primarily responsible for the Company’s financial statements, including the Company’s internal control over financial reporting. OUM & Co., LLP (“OUM”), the Company’s independent auditor, is responsible for performing an audit of the Company’s annual consolidated financial statements in accordance with generally accepted accounting principles and for issuing a report on those statements. OUM also reviews the Company’s interim financial statements in accordance with applicable auditing standards. The Audit Committee oversees the Company’s financial reporting process and internal control structure on behalf of the Board. In addition, the Audit Committee is responsible for appointing the independent registered public accounting firm and reviewing the services performed by the Company’s independent registered public accounting firm.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and OUM the audited consolidated financial statements for the year ended December 31, 2014, including Management’s Discussion and Analysis.

The Audit Committee has discussed with OUM the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. In addition, the Audit Committee has received the written disclosures and the letter from OUM required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with OUM their independence relative to the Company, including whether the provision of their services is compatible with maintaining OUM’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2014 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

Steven Sherman, Chairman
Daniel Boren
Stanley Stern

Audit Fees and Services

The following table sets forth the aggregate fees billed by OUM for the following services during 2014 and 2013:

	Year Ended December 31,
Description of Service	2014	2013
Audit Fees(1)	$381,276	$62,585
Audit-Related Fees	1,000	—
Tax Fees (Tax compliance, tax advice and planning)	19,468	24,544
All Other Fees	—	—
Total Fees	$401,744	$87,129

(1)	Audit Fees consist of fees for audit of the Company’s annual financial statements for the respective year, reviews of the Company’s quarterly financial statements, services provided in connection with statutory and regulatory filings and audit of the Company’s internal controls over financial reporting.

Audit Fees

Audit fees are fees related to professional services rendered in connection with the audit of our annual financial statements, the reviews of the interim financial statements included in each of our quarterly reports on Form 10-Q, the reviews of financial statements included in any registration statements we file with the SEC and other professional services provided by our independent registered public accounting firm in connection with statutory or regulatory filings or engagements.

Audit-Related Fees

Audit-related fees are fees for assurance and related services that are reasonably related to performance of the audit and review of financial statements, and which are not reported under “Audit Fees.”

Tax Fees

Tax fees are fees for professional services for tax compliance, tax advice and tax planning services.

All of the foregoing accountant services and fees were pre-approved by our audit committee in accordance with the policies and procedures described under “— Policy for Approval of Services” below.

Policy for Approval of Services

The charter of the Audit Committee provides that the Audit Committee is responsible for the pre-approval of all audit and permitted non-audit services to be performed for the Company by the independent auditors. The fees paid to the independent auditors that are shown in the chart above for 2014 were approved by the Audit Committee in accordance with the procedures described below.

The Audit Committee reviews and approves all audit and non-audit services proposed to be provided by OUM or other firms, other than de minimis non-audit services which may instead by preapproved in accordance with applicable SEC rules.

There were no audit or non-audit services provided to the Company for the fiscal year ended December 31, 2014 that were not approved by the Audit Committee.

MATTERS TO BE VOTED ON

Proposal 1: Election of Directors

The By-laws of the Company provide that the number of directors of the Company shall be not less than one, with the exact number to be fixed by the Board from time to time. The Board has fixed the number of directors for the ensuing year at seven.

Each nominee below has consented to serve if elected and, if so elected, will serve until the next annual meeting of stockholders and until his or her successor is elected and qualified. In the event that any nominee becomes unable to serve prior to the Meeting, the Board may designate a replacement nominee, and if you would otherwise be entitled to vote on such nominee, then your proxy will be voted for such replacement. It is not presently contemplated that any of the nominees will be unable to or unwilling to serve as directors.

Vote Required

A plurality of votes cast will be required to elect each director nominee. If you vote “Withhold” with respect to one or more nominees your shares will not be voted with respect to the person or persons indicated. Directions to “Withhold” and broker non-votes will have no effect on the outcome of this proposal.

The Company’s Board of Directors recommends a vote FOR the election of the nominees below for election as director.

Nominees for election at the Meeting

1.	Steven Sherman (Chairman)
2.	Nathan Harding
3.	Daniel Boren
4.	Marilyn Hamilton
5.	Jack Peurach
6.	Stanley Stern
7.	Amy Wendell

Proposal 2: Approval and Ratification of the Amended and Restated 2014 Equity Incentive Plan

This summary is qualified in its entirety by the terms of the Amended and Restated 2014 Equity Incentive Plan, a copy of which is attached hereto as Appendix A.

The Board is submitting for stockholder approval the Ekso Bionics Holdings, Inc. Amended and Restated 2014 Equity Incentive Plan (the “2014 Plan”), which, among other things, (i) increases the number of shares available for grant under the 2014 Plan, (ii) provides the 2014 Plan administrator the authority to adopt rules and procedures (including a foreign subplan) applicable to those eligible participants living in foreign jurisdictions receiving awards under the 2014 Plan, (iii) adds certain plan limits and performance criteria for purposes of the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and (iv) makes certain other changes to the 2014 Plan as described below.

As of April 30, 2015, there were approximately 2,836,126 shares available for future grants under the 2014 Plan. Approval of the 2014 Plan would increase that number by 11,590,000 shares. If the 2014 Plan is approved, the 14,426,126 total available shares are expected to allow for grants over approximately the next 3 years based on current share price and historical grant practices and assuming a stable grantee population.

The 2014 Plan provides for the award to employees, directors and consultants of the Company of options, restricted stock, restricted stock units, stock appreciation rights, performance awards (which may take the form of performance units or performance shares) and other awards to acquire up to an aggregate of 26,000,000 shares of the Company’s common stock. Awards to be settled solely in cash (or in the case of restricted stock units or performance units that may be settled in cash, if actually settled in cash) shall not count against the shares reserved for issuance under the 2014 Plan. If an award under the 2014 Plan of restricted stock, restricted stock units or performance units is forfeited, the common shares covered by any such award would again become available for issuance under new awards. On the other hand, the 2014 Plan prohibits share recycling in connection with net settlement of options or stock appreciation rights, shares delivered or withheld to pay the exercise price or withholding taxes under options or stock appreciation rights, and shares repurchased on the open market with the proceeds of an stock option exercise.

As of the record date, the Company had 102,064,820 shares of common stock outstanding. On May 4, 2015, the closing price of a share of common stock on the OTC Market was $1.60.

A description of the provisions of the 2014 Plan is set forth below. This summary is qualified in its entirety by the detailed provisions in the 2014 Plan, which is attached to this Proxy Statement as Appendix A.

Material Amendments to the 2014 Plan

•	On April 15, 2015, the Board approved, subject to stockholder approval, the amendment and restatement of the 2014 Plan that would increase the maximum number of shares of common stock that may be issued under the 2014 Plan by 11,590,000 shares to 26,000,000 shares. As of December 31, 2014, there were 10,791,081 shares subject to outstanding awards under the 2014 Plan and 3,311,000 shares available for future awards under the 2014 Plan. With the addition of 11,590,000 shares requested pursuant to the amendment and restatement, there would be 14,901,000 shares available for future awards. The Board believes that increasing the total number of shares available for awards under the 2014 Plan is necessary to ensure that a sufficient number of shares will be available to fund our compensation programs. If the amendment is not approved, the Company expects that it will not have enough shares in the 2014 Plan to provide employees, directors, and consultants with annual equity grants beyond 2015 in a manner consistent with prior practices. If the amendment is approved by our stockholders, we plan to register the offer and sale of the 11,590,000 additional shares of common stock on a registration statement on Form S-8. We anticipate we would have enough shares, after approval by our stockholders, to provide annual equity grants for approximately 3 years, in a manner consistent with prior practices. If shares of our common stock are changed into or exchanged for a different kind or number of shares, for example in the event of a stock split, stock dividend or other recapitalization, then the number and kind of shares which may be issued under the 2014 Plan, the limitations on the number of shares which may be made subject to awards and the terms and provisions of outstanding awards will be appropriately adjusted to reflect such change in the common stock.

•	In order to comply with the laws of any foreign jurisdiction or exchange, the 2014 Plan now provides the 2014 Plan administrator with the explicit authority to (i) determine which affiliates may participate in the 2014 Plan, (ii) determine which employees, directors or consultant living outside the United States are eligible to participate in the 2014 Plan, and (iii) establish foreign subplans or rules and procedures for granting awards to service providers outside of the United States.
•	In addition to seeking stockholder approval for the amendments described above, stockholder approval is necessary for us to make awards that may satisfy the requirements for tax deductibility under Section 162(m) of the Code, which limits the annual federal tax deduction for compensation paid to our Chief Executive Officer and the other three most highly compensated executive officers (other than the chief financial officer) to $1,000,000. Certain performance-based compensation is excluded from this limitation. The 2014 Plan was revised to include certain annual limitations and add additional performance goals, the approval of which is required by our stockholders pursuant to Section 162(m) of the Code to allow us to make awards that comply with these performance-based compensation exclusions. As such, we are seeking stockholder approval of the 2014 Plan, which contains the eligible participants, annual limitations and performance criteria for performance based awards to maintain compliance with Section 162(m) of the Code, each of which is described below. The annual limitations are described below in “Eligibility and Share Limitations” and the performance criteria are described below in “Performance Shares and Performance Units; Performance Awards; Performance Criteria.”

General Description of the 2014 Plan

Overview.  The purposes of the 2014 Plan are (a) to attract and retain the best available personnel for positions of substantial responsibility, (b) to provide incentives to individuals who perform services for the Company, and (c) to promote the success of the Company’s business.

Administration.  The 2014 Plan is administered by our Board, or different committees as may be established from time to time. Subject to the terms of the 2014 Plan, the 2014 Plan administrator may select participants to receive awards, determine fair market value of the Company’s shares, determine the types of awards and terms and conditions of awards and interpret provisions of the 2014 Plan, to institute an exchange program (without stockholder approval) pursuant to which outstanding Awards may be surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, modify or each awards granted under the 2014 Plan, and make all other determinations deemed necessary or advisable for administering the 2014 Plan.

Eligibility and Share Limitations.  Awards may be made under the 2014 Plan to our key employees, directors and consultants as determined by the Board in its discretion to be in our best interests, provided that only employees shall be eligible to receive incentive stock options. As of the record date, there were approximately 83 employees, 20 consultants and 6 non-employee directors of the Company and its subsidiaries who were eligible to receive grants under the 2014 Plan. The maximum number of common shares subject to options or stock appreciation rights that may be awarded under the 2014 Plan to any person is 2,000,000 per the Company’s fiscal year. The maximum number of common shares that may be awarded under the 2014 Plan to any person, other than pursuant to an option or stock appreciation rights, is 2,000,000 per the Company’s fiscal year. The maximum performance award opportunity that may be awarded to any person under the 2014 Plan relating to performance units and payable in cash is $5,000,000 million per the Company’s fiscal year.

Amendment or Termination of the 2014 Plan.  Unless terminated earlier, the 2014 Plan shall terminate on the 10th anniversary of the date the 2014 Plan is approved by the Company’s Board. The Board may terminate or amend the 2014 Plan at any time and for any reason, in its discretion. However, no amendment may adversely impair the rights of grantees with respect to outstanding awards. Amendments will be submitted for stockholder approval to the extent required by the Code or other applicable laws, rules or regulations.

Types of Awards Available for Grant under the 2014 Plan

Options.  The 2014 Plan permits the granting of options to purchase shares of common stock intended to qualify as incentive options under the Code and also options to purchase common shares that do not qualify as incentive stock options (“non-qualified options”). We have historically granted only non-qualified stock options, but may grant incentive stock options in the future. The exercise price of each option may not be less than 100% of the fair market value of the common shares on the date of grant. In the case of certain 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the common shares on the date of grant. Options granted under the 2014 Plan may generally not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution.

The term of each option is fixed by the 2014 Plan administrator and may not exceed 10 years from the date of grant (or 5 years in the case of incentive stock options granted to 10% stockholders). The 2014 Plan administrator determines at what time or times each option may be exercised. Except as set forth otherwise in an award agreement, options are generally forfeited upon a termination of a participant’s employment or service for cause, and a participant will generally have up to (i) 3 months to exercise any vested option for a termination for any reason other than cause, death or disability, and (ii) 6 months to exercise any option for a termination due to death or disability.

Options may be made exercisable in installments. The 2014 Plan administrator will determine the form of consideration necessary to satisfy any exercise price or related tax withholding. The 2014 Plan administrator may impose blackout periods on the exercise of any option to the extent required by applicable laws.

Restricted Stock.  The 2014 Plan permits the granting of restricted stock. Restricted stock awards consist of shares of common stock granted subject to forfeiture if specified holding periods and/or performance targets are not met. The 2014 Plan administrator determines the holding periods and/or performance targets. Prior to the end of the restricted period, restricted stock may not be sold, assigned, pledged, or otherwise disposed of or hypothecated by participants, and may be forfeited in the event of termination of employment or service. During the restricted period, the restricted stock entitles the participant to all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends thereon.

Performance Awards.  Performance units and performance shares may also be granted under the 2014 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the 2014 Plan administrator are achieved. The 2014 Plan administrator will establish performance goals in its discretion within the parameters of the 2014 Plan, which, depending on the extent to which they are met, will determine the degree of granting, vesting and/or payout value of performance units and performance shares. The 2014 Plan administrator may impose additional conditions on an award to qualify it as performance-based compensation within the meaning of Section 162(m) of the Code (as described below). While the performance units and performance shares remain unvested, a participant may not sell, assign, transfer, pledge or otherwise dispose of the securities, subject to specified limitations.

Other Awards.  The 2014 Plan administrator may also award under the 2014 Plan:

•	stock appreciation rights, which are rights to receive a number of shares of common stock or, in the discretion of the 2014 Plan administrator, an amount in cash or a combination of common shares and cash, based on the increase in the fair market value of the common shares underlying the right over the market value of such common shares on the date of grant (or over an amount greater than the grant date fair market value, if the 2014 Plan administrator so determines) during a stated period specified by the 2014 Plan administrator not to exceed 10 years from the date of grant; and
•	restricted stock units, which are substantially similar to restricted shares but result in the issuance of shares of common stock upon meeting specified holding periods and/or performance targets, rather than the issuance of the common shares on the grant date.

Compliance with Section 162(m) of the Code.  Section 162(m) of the Code limits publicly-held companies to an annual deduction for U.S. federal income tax purposes of $1,000,000 for compensation paid to its chief executive officer and the three highest compensated executive officers (other than the chief executive officer and chief financial officer) determined at the end of each year (the “covered employees”).

However, performance-based compensation may be excluded from this limitation. The 2014 Plan is designed to permit, but does not require, the 2014 Plan administrator to grant awards that qualify for purposes of satisfying the conditions of Section 162(m).

Performance Criteria.  The 2014 Plan administrator would exclusively use one or more of the following business criteria to measure Company, affiliate, and/or business unit performance for a performance period, whether in absolute or relative terms, in establishing performance goals for awards to “covered employees” if the award is intended to satisfy the conditions of Section 162(m):

•	earnings per share,
•	operating cash flow,
•	operating income,
•	profit after-tax,
•	profit before-tax,
•	return on assets,
•	return on equity,
•	return on sales,
•	revenue,
•	total shareholder return,
•	EBITDA,
•	revenue or market share, budget achievement,
•	achieving a level of productivity,
•	completing acquisitions or dispositions of other businesses or assets, or integrating acquired businesses or assets,
•	scientific or regulatory achievements,
•	implementation, completion or attainment of measurable objectives with respect to research, development, patents, inventions, products, projects or facilities and other key performance indicators,
•	expense reduction or cost savings, or
•	productivity improvements.

Dividends or Dividend Equivalents for Performance Awards.  Notwithstanding anything to the foregoing herein, the right to receive dividends, dividend equivalents or distributions with respect to a performance award will only be granted to a participant if and to the extent that the underlying award is earned.

Effect of Change in Control.  The 2014 Plan administrator will determine the treatment of any outstanding award upon the occurrence of a change in control, including that each award will be assumed or an equivalent option or right substituted by any successor corporation. The 2014 Plan administrator will not be required to treat all awards similarly in any transaction. In the event that any successor corporation does not assume or substitute for the any outstanding award, such awards will become fully vested and exercisable for such period of time that the 2014 Plan administrator determines in his discretion. Additionally, the administrator may, but is not required, to fully vest any outstanding award upon the occurrence of a change in control.

Forfeiture Provisions.  The 2014 Plan administrator may provide by rule or regulation or in any award agreement, or may determine in any individual case, the circumstances in which awards shall be paid or forfeited in the event a participant ceases to be employed by us, or to provide services to us, prior to the end of a performance period, period of restriction or the exercise, vesting or settlement of such award. Except as set forth for options, generally the 2014 Plan provides that various awards will be forfeited if not earned or vested upon termination, unless otherwise provided for in an award agreement.

Adjustments for Stock Dividends and Similar Events.  The 2014 Plan administrator will make appropriate adjustments in outstanding awards and the number of shares of common stock available for issuance under the 2014 Plan, including the individual limitations on awards, to reflect dividends, splits, extraordinary cash dividends and other similar events.

U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2014 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.  The grant of an incentive stock option will not be a taxable event for the participant or for the employer. A participant will not recognize taxable income upon exercise of an incentive option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of common shares received pursuant to the exercise of an incentive option will be taxed as long-term capital gain if the participant holds the common shares for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). The employer will not be entitled to any compensation expense deduction with respect to the exercise of an incentive option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grant must be made by the employee’s employer or a parent or subsidiary of the employer. The employee must remain employed from the date the option is granted through a date within three months before the date of exercise of the option. If a participant sells or otherwise disposes of the common shares acquired without satisfying the holding period requirement (known as a “disqualifying disposition”), the participant will recognize ordinary income upon the disposition of the common shares in an amount generally equal to the excess of the fair market value of the common shares at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The employer will generally be allowed a compensation expense deduction to the extent that the participant recognizes ordinary income.

Non-Qualified Options.  The grant of a non-qualified option will not be a taxable event for the participant or for us. Upon exercising a non-qualified option, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common shares on the date of exercise. Upon a subsequent sale or exchange of common shares acquired pursuant to the exercise of a non-qualified option, the participant will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the common shares (generally, the amount paid for the common shares plus the amount treated as ordinary income at the time the option was exercised). The Company will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Restricted Stock.  A participant who is awarded restricted stock will not recognize any taxable income for U.S. federal income tax purposes in the year of the award, provided that the shares are subject to restrictions (that is, the restricted shares are nontransferable and subject to a substantial risk of forfeiture). However, the participant may elect under Section 83(b) of the Code to recognize compensation income (which is ordinary income) in the year of the award in an amount equal to the fair market value of the common shares on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the participant does not make such a Section 83(b) election, the fair market value of the common shares on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the participant and will be taxable in the year the restrictions lapse and dividends or distributions that are paid while the common shares are subject to restrictions will be subject to withholding taxes. The Company will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Restricted Stock Units.  There are no immediate tax consequences of receiving or vesting in an award of restricted stock units under the 2014 Plan; however, restricted stock units are subject to the Federal Insurance Contribution Act tax upon vesting (based on the fair market value of the common shares on the vesting date). A participant who is awarded restricted stock units will recognize ordinary income upon receiving common shares or cash under the award in an amount equal to the fair market value of the common shares at the time of delivery or the amount of cash. The Company will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Performance Shares, Performance Units and Other Stock Unit Awards.  A participant generally will recognize no income upon the receipt of a performance share or performance unit. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and/or the fair market value of any substantially vested common shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights.  There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2014 Plan. Upon exercising a stock appreciation right, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common shares on the date of exercise. The Company will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Dividend or Dividend Equivalents.  A participant will recognize taxable income, subject to withholding of employment tax, upon receipt of a dividend equivalent in cash or in shares of stock. Similarly, a participant who receives restricted stock, and does not make an election under Section 83(b) of the Code with respect to the stock, will recognize taxable ordinary income, subject to withholding of employment tax, upon receipt of dividends on the stock. If the participant made a Section 83(b) election, the dividends will be taxable to the participant as dividend income.

Unrestricted Stock.  Participants who are awarded unrestricted stock will be required to recognize ordinary income in an amount equal to the fair market value of the common shares on the date of the award, reduced by the amount, if any, paid for such common shares. The Company will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Withholding.  To the extent required by law, we will withhold from any amount paid in settlement of an award, the amount of withholding and other taxes due or take other action as we deem advisable to enable ourselves to satisfy withholding and tax obligations related to any awards.

New Plan Benefits

Awards under the 2014 Plan will be made at the discretion of the Compensation Committee. Accordingly, we cannot currently determine the amount of awards that will be made under the 2014 Plan. We anticipate that the Compensation Committee will utilize the 2014 Plan to continue to grant long-term equity incentive compensation to key employees similar to the awards described in this proxy statement. We also anticipate that the Compensation Committee will utilize the 2014 Plan to continue to grant long-term equity incentive compensation to employees and awards to directors similar to the awards described in this Proxy Statement.

Information Regarding Outstanding Stock Awards

Information regarding outstanding stock awards made to the Company’s non-employee directors and executive officers as of December 31, 2014, is included in this Proxy Statement under the headings “Director Compensation” and “Executive Compensation.”

The following table sets forth information regarding outstanding options and rights and shares reserved for future issuance under our existing equity compensation plans as of December 31, 2014.

Equity Compensation Plan Information

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	14,410,000	$0.79	3,311,000
Equity compensation plans not approved by security holders	None	None	None
Total	14,410,000	$0.79	3,311,000

(1)	Represents outstanding stock options granted to current or former employees and directors of the Company pursuant to its 2014 Equity Incentive Plan.

Vote Required

This proposal requires the affirmative vote of a majority of the votes cast on the matter. For this vote, abstentions and broker non-votes will not be counted as votes in favor and also will not be counted as shares voting on this matter. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

The Company’s Board of Directors recommends a vote FOR the approval and ratification of the Amended and Restated 2014 Equity Incentive Plan.

Proposal 3: Ratification of Appointment of Independent Auditors

The Audit Committee of the Board of Directors has appointed the firm of OUM & Co., LLP as the Company’s independent auditors for the fiscal year ending December 31, 2015, subject to ratification by the stockholders at the Meeting. Although stockholder approval of the Audit Committee’s selection of OUM & Co., LLP is not required by law, the Board believes that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the Meeting, the Audit Committee will reconsider this appointment.

Representatives of OUM & Co., LLP are expected to be present at the Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Vote Required

The proposal to ratify OUM & Co., LLP as the Company’s independent auditors for the year ending December 31, 2015 will be approved if it is approved by the affirmative vote of the holders of a majority of the votes cast on the matter. For this vote, abstentions and broker non-votes will not be counted as votes in favor and also will not be counted as shares voting on this matter. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

The Company’s Board of Directors recommends a vote FOR the ratification of the selection of OUM & Co., LLP as the Company’s independent auditors for the fiscal year ending December 31, 2015.

OWNERSHIP OF OUR COMMON STOCK

The following table sets forth the common shares in the Company’s authorized share structure beneficially owned by (1) each of our current directors and director nominees, (2) each of our named executive officers, (3) all of our directors, director nominees and executive officers as a group, and (4) all persons known by us to beneficially own more than 5% of our outstanding voting shares. We have determined the beneficial ownership shown on this table in accordance with the rules of the SEC. Under those rules, shares are considered beneficially owned if held by the person indicated, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of such security. In accordance with SEC rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days after April 30, 2015 (the “Determination Date”) are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Subject to community property laws, where applicable, the persons or entities named in the tables below have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them. Except as otherwise indicated in the accompanying footnotes, beneficial ownership is shown as of April 30, 2015.

Amount and Nature of Beneficial Ownership

Name of Beneficial Owner	Shares Beneficially Owned	Percent of Class(1)
Directors
Steven Sherman(2)	3,012,021	2.91%
Nathan Harding(3)	4,044,430	3.94%
Daniel Boren(4)	140,248	*
Marilyn Hamilton(5)	547,866	*
Jack Peurach(6)	239,294	*
Stanley Stern(7)	25,000	*
Amy Wendell(8)	8,333	*
Executive Officers
Nathan Harding(3)	4,044,430	3.94%
Max Scheder-Bieschin(9)	841,599	*
Russ Angold(10)	3,831,930	3.74%
Thomas Looby(11)	137,333	*
Pedro Perez Niklitschek	—	—
All directors, nominees and executive officers as a group (11 persons)(12)	12,828,054	12.09%
5% Stockholders
Opaleye L.P.(13) 29 Colonial Way Weston, MA 02493	9,900,000	9.70%
CNI Commercial LLC(14) 2020 Lonnie Abbott Blvd. Ada, OK 74820	10,648,018	10.40%
Bionic Partners, LLC(15) 546 Fifth Avenue New York, NY 10036	6,001,721	5.83%
Homayoon Kazerooni(16) 2806 Ashby Ave Berkeley, CA 94705	5,180,920	5.05%

*	Represents less than 1%.
(1)	Applicable percentage ownership is based on 102,064,820 shares of common stock outstanding as of the Determination Date.
(2)	Includes warrants to purchase 1,500,000 shares of common stock currently exercisable, options to purchase 106,250 shares of common stock exercisable or exercisable within 60 days after the Determination Date and 1,405,771 shares of common stock.
(3)	Includes options to purchase 539,690 shares of common stock currently exercisable or exercisable within 60 days after the Determination Date and 3,504,740 shares of common stock.
(4)	Includes options to purchase 100,248 shares of common stock currently exercisable or exercisable within 60 days after the Determination Date, warrants to purchase 20,000 shares of common stock currently exercisable and 20,000 shares of common stock.
(5)	Includes options to purchase 147,866 shares of common stock currently exercisable or exercisable within 60 days after the Determination Date, warrants to purchase 200,000 shares of common stock currently exercisable and 200,000 shares of common stock.
(6)	Includes options to purchase 147,866 shares of common stock currently exercisable or exercisable within 60 days after the Determination Date and 91,428 shares of common stock.
(7)	Includes options to purchase 25,000 shares of common stock currently exercisable or exercisable within 60 days after the Determination Date.
(8)	Includes options to purchase 8,333 shares of common stock currently exercisable or exercisable within 60 days after the Determination Date.
(9)	Includes options to purchase 779,885 shares of common stock currently exercisable or exercisable within 60 days after the Determination Date and 61,714 shares of common stock.
(10)	Includes options to purchase 327,190 shares of common stock currently exercisable or exercisable within 60 days after the Determination Date and 3,504,740 shares of common stock.
(11)	Includes options to purchase 133,333 shares of common stock currently exercisable or within 60 days of the Determination Date and 4,000 shares of common stock.
(12)	Includes warrants to purchase 1,720,000 shares of common stock currently exercisable, options to purchase 2,315,661 shares of common stock currently exercisable or exercisable within 60 days after the Determination Date and 8,792,393 shares of common stock.
(13)	Includes 2,000,000 shares of common stock held by Silverman Insurance Partnership. James Silverman may be deemed to have voting and/or dispositive control with respect to the shares held by Opaleye L.P. and Silverman Insurance Partnership.
(14)	Includes warrants to purchase 279,645 shares of common stock currently exercisable and 10,368,373 shares of common stock. CNI Commercial LLC is a wholly-owned subsidiary of Chickasaw Nation Industries, Inc. (“CNI”). CNI and its President and Chief Executive Officer, David Nimmo, may be deemed to have voting and/or dispositive power with respect to the shares held by CNI Commercial LLC.
(15)	Includes warrants to purchase 854,089 shares of common stock currently exercisable and 5,147,632 shares of common stock. The managing partner of Bionic Partners, LLC is Hugh Regan.
(16)	Includes options to purchase 457,140 shares of common stock currently exercisable or exercisable within 60 days after the Determination Date and 4,723,780 shares of common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock (“Reporting Persons”) to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. We were not subject to Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2014 because the Company did not have a class of equity securities registered under Section 12 of the Exchange Act. The Company subsequently filed a Form 8-A to voluntarily register its common stock under Section 12(g) of the Exchange Act on May 6, 2015.

OTHER MATTERS

The Board does not know of any other matters which may come before the Meeting. However, if any other matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters. The Board knows of no matter to be acted upon at the meeting that would give rise to appraisal rights for dissenting stockholders.

Appendix A

EKSO BIONICS HOLDINGS INC.

AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN

A-1

EKSO BIONICS HOLDINGS, INC.

AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN

1. Purposes of the Plan.  The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,
•	to provide incentives to individuals who perform services for the Company, and
•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

2. Definitions.  As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 hereof.

(b) “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

(c) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(d) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

(e) “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f) “Board” means the Board of Directors of the Company.

(g) “Change in Control” means the occurrence of any of the following events after the Effective Date:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of stock in the Company that, together with the stock already held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any Person who is considered to own more than 50% of the total voting power of the stock of the Company before the acquisition will not be considered a Change in Control; or

(ii) The individuals who constitute the members of the Board cease, by reason of a financing, merger, combination, acquisition, takeover or other non-ordinary course transaction affecting the Company, to constitute at least fifty-one percent (51%) of the members of the Board; or

(iii) The consummation of any of the following events: (A) a change in the ownership of a substantial portion of the Company’s assets, which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions, or (B) a merger, consolidation or reorganization involving the Company, where either or both of the events described in clauses (i) or (ii) above would be the result. For purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets or a Change in Control: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned,

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directly or indirectly, by the Company, (3) a Person that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total equity or voting power of which is owned, directly or indirectly, by a Person described in subsection (iii)(B)(3) above. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(g), persons will be considered to be acting as a group if they are owners of a corporation or other entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the preceding, to the extent “Change in Control” is a payment trigger, and not merely a vesting trigger, for any 409A Award, a “Change in Control” shall not be deemed to have occurred unless such “Change in Control” is also a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, as described in Treas. Reg. Section 1.409A-3(i)(5).

(h) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(i) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(j) “Common Stock” means the common stock, par value $0.001 per share, of the Company.

(k) “Company” means Ekso Bionics Holdings, Inc., a Delaware corporation, or any successor thereto.

(l) “Consultant” means any person, including an advisor, other than an Employee engaged by the Company or a Parent, Subsidiary or Affiliate to render services to such entity.

(m) “Determination Date” means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Section 162(m) of the Code.

(n) “Director” means a member of the Board.

(o) “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time. The Administrator, in its discretion, may revise this definition of “Disability” for any grant, except to the extent that the Disability is a payment event under a 409A Award, in which event the definition of “Disability” in Treas. Reg. Section 1.409A.-3(i)(4) shall apply and cannot be changed after the 409A Award is granted.

(p) “Effective Date” shall have the meaning set forth in Section 18 hereof.

(q) “Employee” means any person, including Officers and Directors, other than a Consultant employed by the Company or any Parent, Subsidiary or Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

(s) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(t) “Fair Market Value” means, as of any date, the value of the Common Stock as the Administrator may determine in good faith, by reference to the closing price of such stock on any established stock exchange or on a national market system on the day of determination, if the Common Stock is so listed on any established

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stock exchange or on a national market system. If the Common Stock is not listed on any established stock exchange or on a national market system, the value of the Common Stock will be determined as the Administrator may determine in good faith using (i) a valuation methodology set forth in Treasury Regulation 1.409A-1(b)(5)(iv)(B) or (ii) with respect to valuations applicable to Awards that are not subject to Code Section 409A, such other valuation methods as the Administrator may select.

(u) “Fiscal Year” means the fiscal year of the Company.

(v) “409A Award” means any Award that is treated as a deferral of compensation subject to the requirements of Section 409A of the Code.

(w) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(x) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or expressly provides that it is not intended to qualify as an Incentive Stock Option.

(y) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z) “Option” means a stock option granted pursuant to Section 6 hereof.

(aa) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(bb) “Participant” means the holder of an outstanding Award.

(cc) “Performance Award” means a performance-based Award, which may be in the form of either Performance Shares or Performance Units.

(dd) “Performance Goals” will have the meaning set forth in Section 11 hereof.

(ee) “Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

(ff) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10 hereof.

(gg) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10 hereof.

(hh) “Period of Restriction” means the period during which transfers of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events specified in the applicable Award, as interpreted and construed by the Administrator.

(ii) “Plan” means this Amended and Restated 2014 Equity Incentive Plan.

(jj) “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 hereof, or issued pursuant to the early exercise of an Option.

(kk) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9 hereof. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ll) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(mm) “Section 16(b)” means Section 16(b) of the Exchange Act.

(nn) “Service Provider” means an Employee, Director, or Consultant.

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(oo) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 hereof.

(pp) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(qq) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Reserved Shares.  Subject to the provisions of Section 14 hereof, the maximum aggregate number of Shares that may be awarded and sold under the Plan is Twenty-six Million (26,000,000). The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Lapsed Awards.  Except as otherwise provided this in Section, for every Share subject to Awards, the Shares available for grant hereunder shall be reduced by one. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares subject to an Award that are transferred to or retained by the Company to pay the tax and/or exercise price of an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan and, for the elimination of doubt, the number of Shares of equal value to such cash payment shall become available for future grant or sale under the Plan. Notwithstanding anything herein to the contrary, Shares subject to an Award under the Plan may not again be made available for issuance under the Plan if such Shares are (x) Shares that were subject to an Option or a share-settled Stock Appreciation Right and were not issued upon the net settlement or net exercise of such Option or Stock Appreciation Right, (y) Shares delivered to or withheld by the Company or any Affiliate to pay the exercise price or the withholding taxes under an Option or Stock Appreciation Right or (z) Shares repurchased on the open market with the proceeds of an Option exercise. Notwithstanding the foregoing provisions of this Section 3(b), subject to adjustment provided in Section 14 hereof, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a) above, plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(b).

(c) Share Reserve.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies.  Different Committees may be established with respect to different groups of Service Providers; in that event, the Committee established with respect to a group of Service Providers shall administer the Plan with respect to Awards granted to members of such group.

(ii) Section 162(m).  To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, and if the Company is then a “publicly held corporation” as defined therein, the Plan will be administered by a Committee consisting solely of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code.

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(iii) Rule 16b-3.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration.  Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the terms and condition, not inconsistent with the terms of the Plan, of any Award granted hereunder;

(iv) to institute an Exchange Program and to determine the terms and conditions, not inconsistent with the terms of the Plan, for (1) the surrender or cancellation of outstanding Awards in exchange for Awards of the same type, Awards of a different type, and/or cash, or (2) the reduction of the exercise price of outstanding Awards;

(v) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vi) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(vii) to modify or amend each Award (subject to Section 19(c) hereof);

(viii) to authorize any person to execute on behalf of the Company any instrument required to reflect or implement the grant of an Award previously granted by the Administrator;

(ix) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine consistent with the requirements for compliance with or exemption from the provisions of Code Section 409A; and

(x) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Foreign Participants.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Affiliates operate or have Service Providers, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Affiliates shall be covered by the Plan; (b) determine which Service Providers outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Service Providers outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (and any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the Share limit described in Section 3 of this Plan or the individual award limits contained in Section 5 of this Plan; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, the Securities Act, the rules of the securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law.

(d) Effect of Administrator’s Decision.  The Administrator’s decisions, determinations, and interpretations will be final, binding and conclusive on all Participants and any other holders of Awards.

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5. Award Eligibility and Limitations.

(a) General Rule.  Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, and such other cash or stock awards may be granted to Service Providers as determined by the Administrator in its discretion. Incentive Stock Options may be granted only to Employees. No Participant or any other person shall have any claim to be granted an Award under the Plan at any time, and the Company is not obligated to extend uniform treatment to Participants under the Plan. The terms and conditions of Awards need not be the same with respect to each Participant.

(b) Special Rule Regarding 2014 Merger.  As soon as practicable after the later of the Effective Date or the effective time of that certain Agreement and Plan of Merger and Reorganization, dated as of January 15, 2014 to which the Company is a party, the Company shall take or cause to be taken appropriate actions (i) to collect the options (and the agreements evidencing such options) issued under the Berkeley Exotech, Inc. 2007 Equity Incentive Plan, as amended from time to time, and outstanding immediately prior to the effective time of such merger agreement, and (ii) provided such options are canceled (or deemed to be canceled) pursuant to the terms of such merger agreement and equity incentive plan, the Administrator shall issue or cause to be issued to the holder of each such canceled option, an Award on such terms as the Administrator terms necessary, consistent with the terms of the Plan, to comply with the provisions of Section 1.8 of such merger agreement.

(c) Limitations.  During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

(i) The maximum number of Shares subject to Options or Stock Appreciation Rights that can be awarded under the Plan to any person eligible for an Award under this Section 5 is 2,000,000 per the Company’s Fiscal Year;

(ii) The maximum number of Shares that can be awarded under the Plan, other than pursuant to an Option or Stock Appreciation Rights, to any person eligible for an Award under this Section 5 is 2,000,000 per the Company’s Fiscal Year;

(iii) The maximum Performance Award opportunity that may be granted to any Participant in any Company Fiscal Year which relates to Performance Units and is payable in cash shall not exceed $5 Million;

(iv) The preceding limitations in this Section 5(c) are subject to adjustment as provided in Section 14 hereof.

6. Stock Options.

(a) Limitations.

(i) Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000 (U.S.), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(ii) Subject to the limits set forth in Section 3, the Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant.

(b) Term of Option.  The Administrator will determine the term of each Option in its sole discretion; provided, however, that the term will be no more than ten (10) years from the date of grant thereof in the case of Incentive Stock Options. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total

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combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to the issuance or assumption of an Option in a transaction to which Section 424(a) of the Code applies in a manner consistent with said Section 424(a).

(ii) Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration.  The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specifies from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 hereof.

(ii) Termination of Relationship as a Service Provider.  If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by Award Agreement, if any, or by operation of this Section 6(d)(iii), the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant.  If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of cessation (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following the date the Participant ceases to be a Service Provider. Unless otherwise provided by the Administrator, if on the date of cessation the Participant is not vested as to his or her entire

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Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after cessation the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant.  If a Participant dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will continue to vest in accordance with the Award Agreement. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights.  Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares.  The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant.

(c) Exercise Price and Other Terms.  The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan; provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant.

(d) Stock Appreciation Rights Agreement.  Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares with respect to which the Award is granted, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights.  A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 6(d) above also will apply to the exercise of Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount.  Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the “stock appreciation right exercise price,” as defined under Treasury Regulation Section 1.409A-1(b)(i)(B)(2), i.e., the Fair Market Value of a Share on the date of grant of the Stock Appreciation Right; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

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8. Restricted Stock.

(a) Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement.  Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c) Transferability.  Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until such Shares become non-forfeitable at the end of the applicable Period of Restriction.

(d) Other Restrictions.  The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions.  Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise in a manner not prohibited by the Award Agreement.

(g) Dividends and Other Distributions.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and provisions for forfeiture as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company.  On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

(i) Section 162(m) Performance Restrictions.  For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may condition the lapse of restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

9. Restricted Stock Units.

(a) Grant.  Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine in accordance with the terms and conditions of the Plan, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 9(d) hereof, may be left to the discretion of the Administrator.

(b) Vesting Criteria and Other Terms.  The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion will determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed, subject to the

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prohibition on acceleration of the timing of distribution of deferred compensation subject to Section 409A of the Code, to the extent applicable to the Award.

(c) Earning Restricted Stock Units.  Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.

(d) Form and Timing of Payment.  Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement, which shall satisfy the requirements of Section 409A of the Code, to the extent applicable to such Award. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

(e) Cancellation.  On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

(f) Section 162(m) Performance Restrictions.  For purposes of qualifying grants of Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares.  Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant.

(b) Value of Performance Units/Shares.  Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms.  The Administrator will set performance objectives or other vesting provisions. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(d) Earning of Performance Units/Shares.  After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares.  Unless otherwise specified in an applicable Award Agreement, payment of earned and vested Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period or, but in no event later than two and one-half months after the end of the Company’s taxable year to which such Performance Period relates, or if later, the end of the year in which such Performance Units/Shares are no longer subject to a substantial risk of forfeiture. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

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(f) Cancellation of Performance Units/Shares.  On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

(g) Section 162(m) Performance Restrictions.  For purposes of qualifying grants of Performance Units/Shares as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Performance Units/Shares which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

11. Performance-Based Compensation Under Code Section 162(m).

(a) General.  If the Administrator, in its discretion, decides to grant an Award intended to qualify as “performance-based compensation” under Code Section 162(m), the provisions of this Section 11 will control over any contrary provision in the Plan; provided, however, that the Administrator may in its discretion grant Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code to such Participants that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 11.

(b) Performance Goals.  The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Code Section 162(m) and may provide for a targeted level or levels of achievement (“Performance Goals”) including (i) earnings per Share, (ii) operating cash flow, (iii) operating income, (iv) profit after-tax, (v) profit before-tax, (vi) return on assets, (vii) return on equity, (viii) return on sales, (ix) revenue, (x) total shareholder return, (xi) EBITDA, (xii) revenue or market share, (xiii) budget achievement, (xiv) achieving a level of productivity, (xv) completing acquisitions or dispositions of other businesses or assets, or integrating acquired businesses or assets, (xvi) scientific or regulatory achievements, (xvii) implementation, completion or attainment of measurable objectives with respect to research, development, patents, inventions, products, projects or facilities and other key performance indicators, (xviii) introducing products into one or more new markets, (xix) expense reduction or cost savings, and (xx) productivity improvements. Any Performance Goals may be used to measure the performance of the Company as a whole or a business unit of the Company and may be measured relative to a peer group or index. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant.

(c) Procedures.  To the extent necessary to comply with the performance-based compensation provisions of Code Section 162(m), with respect to any Award granted subject to Performance Goals, within the first twenty-five percent (25%) of the Performance Period, but in no event more than ninety (90) days following the commencement of any Performance Period (or such other time as may be required or permitted by Code Section 162(m)), the Administrator will, in writing, (i) designate one or more Participants to whom an Award will be made, (ii) select the Performance Goals applicable to the Performance Period, (iii) establish the amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Participant for such Performance Period. Following the completion of each Performance Period but in no event later than December 31 of the year in which such Performance Period ends or, if later, the date that is two and one-half months after the end of such Performance Period, the Administrator will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period and pay any amount to which a Participant is entitled under an Award with respect to such Performance Period. In determining the amounts earned by a Participant, the Administrator will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for

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the Performance Period. A Participant will be eligible to receive payment pursuant to an Award for a Performance Period only if the Performance Goals for such period are achieved.

(d) Additional Limitations.  Notwithstanding any other provision of the Plan, any Award which is granted to a Participant and is intended to constitute qualified performance based compensation under Code Section 162(m) will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

12. Leaves of Absence.  Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months and one day following the commencement of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

13. Transferability of Awards.  Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, (iii) to a revocable trust, or (iv) as permitted by Rule 701 of the Securities Act of 1933, as amended.

14. Adjustments; Dissolution or Liquidation; Merger or Change in Control; 2014 Merger.

(a) Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 6, 7, 8, 9 and 10 hereof.

(b) Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control.  In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the “Successor Corporation”). The Administrator will not be required to treat all Awards similarly in the transaction.

In the event that the Successor Corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a

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period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to settle in cash or a Performance Share or Performance Unit which the Administrator can determine to settle in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the Successor Corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption. Notwithstanding anything in this Section 14(c) to the contrary, upon the occurrence of a Change in Control, the Administrator may, but shall not be obligated to accelerate, vest or cause the restrictions to lapse with respect to, all or any portion of an Award.

(d) Assumption of Awards by the Company.  The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the purchase price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards shall not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.

15. Tax Withholding

(a) Withholding Requirements.  Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements.  The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount

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required to be withheld, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

16. No Effect on Employment or Service.  Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17. Date of Grant.  The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18. Term of Plan.  Subject to Section 22 hereof, the Plan will become effective upon its adoption by the Board (the “Effective Date”). It will continue in effect for a term of ten (10) years unless terminated earlier under Section 19 hereof; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of this Plan shall continue to apply to such Awards.

19. Amendment and Termination of the Plan.

(a) Amendment and Termination.  The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval.  The Company will obtain stockholder approval of the Plan and any Plan amendment to the extent necessary or desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination.  No amendment, alteration, suspension, or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20. Conditions Upon Issuance of Shares.

(a) Legal Compliance.  Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Limitation on Exercise of Options or Stock Appreciation Rights.  Notwithstanding the terms of any Award Agreement to the contrary, the Administrator shall have the absolute discretion to impose a “blackout” period on the exercise of an Option or Stock Appreciation Right, as well as the settlement of any Award, with respect to any or all Participants (including those whose employment or service has terminated) to the extent that it determines that doing so is required or desirable in order to comply with applicable securities laws, provided that, if any blackout period occurs, the term of the Option or Stock Appreciation Right shall not expire until the earlier of (i) 30 days after the blackout period ends or (ii) the Option’s or Stock Appreciation Right’s expiration date but only if within 30 days thereafter the Company makes a cash payment to each affected Participant in an amount equal to the value of the Option or Stock Appreciation Right (as determined by the Administrator) immediately before its expiration and to the extent then vested and exercisable.

(c) Investment Representations.  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

14

(d) Restrictive Legends.  All Award Agreements and all securities of the Company issued pursuant thereto shall bear such legends regarding restrictions on transfer and such other legends as the appropriate officer of the Company shall determine to be necessary or advisable to comply with applicable securities and other laws.

21. Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22. Stockholder Approval.  The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws, including without limitation Section 422 of the Code. In the event that stockholder approval is not obtained within twelve (12) months after the date the Plan is adopted by the Board, all Incentive Stock Options granted hereunder shall be void ab initio and of no effect. Notwithstanding any other provisions of the Plan, no Awards shall be exercisable until the date of such stockholder approval.

23. Notification of Election Under Section 83(b) of the Code.  If any Service Provider shall, in connection with the acquisition of Shares under the Plan, make the election permitted under Section 83(b) of the Code, such Service Provider shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service and provide the Company with a copy thereof, in addition to any filing and a notification required pursuant to regulations issued under the authority of Section 83(b) of the Code. A Service Provider shall not be permitted to make a Section 83(b) election with respect to an Award of a Restricted Stock Unit.

24. Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.  Each Service Provider shall notify the Company of any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition.

25. 409A.  This Plan and the Awards granted hereunder are intended to either comply with, or be exempt from, the requirements of Section 409A of the Code and the rules and regulations promulgated thereunder, and shall be interpreted in a manner consistent with that intention. If at the time of a Service Provider’s separation from service, such individual is considered a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, and if any payment of nonqualified deferred compensation that such Service Provider becomes entitled to under the Plan or any Award is deemed payable on account of such individual’s separation from service, then any such payment shall be delayed and paid without interest on the first to occur of (i) six months and one day after the individual’s separation from service, or (ii) the individual’s death. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Plan comply with, or are exempt from, Section 409A and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by a Service Provider on account of Section 409A or any other provision of the Code.

26. Governing Law.  The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules, subject to the Company’s intention that the Plan satisfies the requirements of jurisdictions outside of the United States of America with respect to Awards subject to such jurisdictions.

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VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy and log-on using the below control number.

CONTROL #

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the enevelope we have provided.

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting to be held on June 10, 2015 at 8:30 a.m. local time

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - Common Stock

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)   ☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Steven Sherman   02 Nathan Harding   03 Daniel Boren

04 Marilyn Hamilton   05 Jack Peurach   06 Stanley Stern

07 Amy Wendell

☐ VOTE FOR   ☐ VOTE AGAINST   ☐ ABSTAIN

☐ VOTE FOR   ☐ VOTE AGAINST   ☐ ABSTAIN

Date ____________ **Signature** ____________ **Signature, if held jointly** ____________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN *   AC:ACCT9999   90.00

EKSO BIONICS HOLDINGS, INC.

Annual Meeting of Stockholders

JUNE 10, 2015

EKSO BIONICS HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Nathan Harding and Max Scheder-Bieshin, with full power of substitution, as proxies to represent and vote all shares of common stock of Ekso Bionics Holdings, Inc. (the "Company"), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company to be held on June 10, 2015, at 8:30 a.m. local time at the Company's corporate headquarters, located at 1414 Harbour Way South, Suite 1201, Richmond, California 94804, upon the matters set forth on the reverse side of this Proxy (as described in more detail in the Notice of 2015 Annual Meeting of Stockholders, a copy of which has been received by the undersigned). The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting. You may obtain directions to the Annual Meeting by writing or calling us at the following address or phone number: 1414 Harbour Way South, Suite 1201, Richmond, California 94804, (510) 984-1761.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted **FOR** the election of the listed nominees as directors, **FOR** the approval and ratification of the Amended and Restated 2014 Equity Incentive Plan, **FOR** the ratification of the appointment of OUM & Co., LLP as the Company's independent auditors and, in the case of other matters that legally come before the meeting, as said proxies may deem advisable.

Please check here if you plan to attend the Annual Meeting of Stockholders on June 10, 2014 at 8:30 a.m. Local Time. ☐

(Continued and to be signed on Reverse Side)